PROSPECTUS SUPPLEMENT (To Prospectus dated August 17, 2012)

Aberdeen Asia-Pacific Income Fund, Inc.

Up to 25,000,000 Shares of Common Stock

Aberdeen Asia-Pacific Income Fund, Inc. (“Fund”) has entered into a sales agreement (the “sales agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”) relating to the shares of its common stock (“Shares”) offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell up to 25,000,000 of its Shares, par value $0.01 per share, from time to time through JonesTrading as its agent for the offer and sale of the Shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may not sell any Shares at a price below the current net asset value of such Shares, exclusive of any distributing commission or discount. The Fund is a non-diversified, closed-end management investment company with a leveraged capital structure that commenced operations on April 24, 1986. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

The Fund’s currently outstanding Shares are, and the Shares offered by this Prospectus Supplement and the accompanying Prospectus will be, subject to notice of issuance, listed on the NYSE MKT under the symbol “FAX.” The last reported sale price of the Shares, as reported by the NYSE MKT on August 3, 2012, was $7.93 per Share. The net asset value of the Shares at the close of business on August 3, 2012, was $7.73 per Share.

Sales of the Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange.

JonesTrading will be entitled to compensation of up to 300 basis points of the gross sales price per share for any Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time. In connection with the sale of the Shares on the Fund’s behalf, JonesTrading may be deemed to be an “underwriter” within the meaning of the 1933 Act and the compensation of JonesTrading may be deemed to be underwriting commission or discounts.

You should review the information set forth under “Risks and Special Considerations” on page 36 of the accompanying Prospectus before investing in the Shares.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus Supplement is August 17, 2012.

You should rely only on the information contained in or incorporated by reference into this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement and the accompanying Prospectus set forth certain information about the Fund that a prospective investor should carefully consider before deciding whether to invest in the Shares. This Prospectus Supplement, which describes the specific terms of this offering including the method of distribution, also adds to and updates information contained in the accompanying Prospectus and the documents incorporated by reference into the accompanying Prospectus. The accompanying Prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this Prospectus Supplement and the accompanying Prospectus, you should rely on the information contained in this Prospectus Supplement. Neither the Fund nor JonesTrading have authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in or incorporated by reference into this Prospectus Supplement and the accompanying Prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this Prospectus Supplement, the accompanying Prospectus, or the sale of the Shares. The Fund’s business, financial condition, results of operations and prospects may have changed since those dates.

TABLE OF CONTENTS

Prospectus Supplement

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DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN	56
TAXATION	56
CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND THE CHARTER AND BYLAWS	58
PLAN OF DISTRIBUTION	60
LEGAL PROCEEDINGS	62
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	63

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You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest and retain them for future reference. A Statement of Additional Information, dated August 17, 2012 (“SAI”), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus Supplement. You may request a free copy of the SAI or request other information about the Fund (including the Fund’s annual and semi-annual reports to shareholders) or make shareholder inquiries by calling 1-866-839-5205, emailing InvestorRelations@aberdeen-asset.com or by writing to the Fund at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. The Fund’s SAI, as well as the annual and semi-annual reports to shareholders, are also available at the Fund’s website at www.aberdeenfco.com. You may also obtain copies of these documents (and other information regarding the Fund) from the SEC’s website (http://www.sec.gov).

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC.

Although the Fund believes that the expectations expressed in the forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in such forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks and Special Considerations” section of the accompanying Prospectus. All forward-looking statements contained in or incorporated by reference into this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for the Fund’s ongoing obligations under the federal securities laws, it does not intend, and it undertakes no obligation, to update any forward-looking statements. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the 1933 Act.

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PROSPECTUS SUPPLEMENT SUMMARY

The following information is only a summary. You should consider the more detailed information contained in this Prospectus Supplement, the accompanying Prospectus, dated August 17, 2012, and the SAI, dated August 17, 2012, especially the information under “Risks and Special Considerations” on page 36 of the accompanying Prospectus.

The Fund	The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation.

The Fund’s Shares are listed for trading on the NYSE MKT under the symbol “FAX.” As of August 3, 2012, the net assets of the Fund were $2,018,494,780 and the Fund had outstanding 260,975,744 Shares. The last reported sale price of the Fund’s Shares, as reported by the NYSE MKT on August 3, 2012 was $7.93 per Share. The net asset value of the Fund’s Shares at the close of business on August 3, 2012 was $7.73 per Share. See “Description of Shares” in the accompanying Prospectus.

The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund’s investment objectives are fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities.

To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities, as defined below. This 80% investment policy is non-fundamental and may be changed by the Fund’s Board of Directors (the “Board of Directors” or the “Board”) upon 60 days prior written notice to shareholders.

Investment Manager, Investment Adviser and Sub-Adviser

The Fund’s investment manager is Aberdeen Asset Management Asia Limited (the “Investment Manager”), the Fund’s investment adviser is Aberdeen Asset Management Limited (the “Investment Adviser”) and the Fund’s sub-adviser is Aberdeen Asset Managers Limited (the “Sub-Adviser”). The Investment Manager is a Singapore corporation located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund. The Investment Adviser is an Australian corporation located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Investment Adviser makes recommendations to the Investment Manager as to the specific portfolio securities to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith,

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and the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser is a United Kingdom corporation located at Bow Bells House, 1 Bread Street, London, England, EC4M 9HH. The Sub-Adviser provides sub-advisory services to the Fund, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Board of Directors, and manages the portion of the Fund’s assets allocated to it by the Investment Manager. Each of the Investment Manager, the Investment Adviser and the Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

Each of the Investment Manager, the Investment Adviser, and the Sub-Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $286.5 billion in assets as of June 30, 2012 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991. See “Management of the Fund—The Investment Manager, the Investment Adviser and the Sub-Adviser” in the accompanying Prospectus.

The Offering

The Fund, the Investment Manager, the Investment Adviser and the Sub-Adviser entered into a sales agreement with JonesTrading relating to the Shares offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell up to 25,000,000 of its Shares, par value $0.01 per share, from time to time through JonesTrading as its agent for the offer and sale of the Shares.

The Shares are listed for trading on the NYSE MKT under the symbol “FAX.” The last reported sale price of the Shares, as reported on the NYSE MKT on August 3, 2012 was $7.93 per Share.

Sales of the Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange. See “Plan of Distribution” in this Prospectus Supplement. The Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus and a prospectus supplement describing the method and terms of the offering of the Fund’s securities. Under the 1940 Act, the Fund may not sell any Shares at a price below the current net

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asset value of such Shares, exclusive of any distributing commission or discount.

Use of Proceeds

The Fund intends to invest substantially all of the net proceeds of this offering in accordance with its investment objectives and policies. Proceeds will be invested within approximately 60 days of receipt by the Fund. See “Use of Proceeds” in this Prospectus Supplement.

Risks and Special Considerations	See “Risks and Special Considerations” beginning on page 36 of the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Shares.

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SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	1.50	%(1)
Offering Expenses (as a percentage of offering price)	0.18%
Dividend Reinvestment and Cash Purchase Plan Fees(2)	—
Annual Operating Expenses (as a percentage of average net assets attributable to the Fund’s Common Stock)
Management Fee(3)	0.65%
Interest Payments on Borrowed Funds(4)	0.36%
Other Expenses(5)(6)	0.32%
Total Annual Operating Expenses	1.33%

(1)             Represents the estimated commission with respect to the Shares being sold in this offering, which the Fund will pay to JonesTrading in connection with the sales of Shares effected by JonesTrading in this offering. While JonesTrading is entitled to a commission of up to 3% of the gross sales price for Shares sold, with the exact amount to be agreed upon by the parties, the Fund has assumed, for purposes of this offering, that JonesTrading will receive a commission of 1.50% of such gross sales price. This is the only sales load to be paid in connection with this offering. There is no guarantee that there will be any sales of the Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales of the Shares under this Prospectus Supplement and the accompanying Prospectus, if any, may be less than as set forth under “Capitalization” below. In addition, the price per share of any such sale may be greater or less than the price set forth under “Capitalization” below, depending on market price of the Shares at the time of any such sale.

(2)             If you participate in the Dividend Reinvestment and Direct Stock Purchase Plan sponsored and administered by Computershare Trust Company, N.A. (“Computershare”), you will be subject to any fees imposed by Computershare.

(3)             The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of the Fund’s average weekly Managed Assets between $200 million and $500 million, 0.55% of the Fund’s average weekly Managed Assets between $500 million and $900 million, 0.50% of the Fund’s average weekly Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion.  “Managed Assets” of the Fund means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

(4)             The Fund may use leverage through borrowings. The Fund currently borrows under a credit facility.

(5)             “Other Expenses” have been estimated for the current fiscal year.

(6)             Includes an administration fee of 0.102% of Managed Assets attributable to the Fund’s Shares.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

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One Year	Three Years	Five Years	Ten Years
$30	$58	$88	$174

The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund. The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Shares.

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

Sales of the Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of the Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Shares at the time of any such sale. As a result, the actual net proceeds the Fund receives may be more or less than the amount of net proceeds estimated in this Prospectus Supplement. Assuming the sale of all of the Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $7.93 per share for the Shares on the NYSE MKT as of August 3, 2012, the Fund estimates that the net proceeds of this offering will be approximately $194,926,250 after deducting the estimated sales load and the estimated offering expenses payable by the Fund.

The Fund intends to invest substantially all of the net proceeds of this offering in accordance with its investment objectives and policies within approximately 60 days after completion of the offering. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

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CAPITALIZATION

The Fund may offer and sell up to 25,000,000 of its Shares, par value $0.01 per share, from time to time through JonesTrading as its agent for the offer and sale of the Shares under this Prospectus Supplement and the accompanying Prospectus. There is no guarantee that there will be any sales of the Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The table below assumes that the Fund will sell 25,000,000 Shares, at a price of $7.93 per share (the last reported sale price per share of the Shares on the NYSE MKT on August 3, 2012). Actual sales, if any, of the Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $7.93, depending on the market price of the Shares at the time of any such sale. To the extent that the market price per share of the Shares, less applicable commissions, on any given day is less than the net asset value per share on such day, the Fund will instruct JonesTrading not to make any sales on such day.

The following table sets forth the capitalization of the Fund (i) on an actual basis as of October 31, 2011 (audited), (ii) on an actual basis as of April 30, 2012 (unaudited), and (iii) on a pro forma basis as adjusted to reflect the assumed sale of 25,000,000 Shares at $7.93 per share (the last reported sale price per share of the Shares on the NYSE MKT on August 3, 2012), in an offering under this Prospectus Supplement and the accompanying Prospectus.

	As of October 31, 2011	As of April 30, 2012	Pro Forma
	(audited)	(unaudited)	(unaudited)
	Actual	Actual	As Adjusted
Common stock, par value $.001 per share, 400,000,000 shares authorized (260,975,774 shares issued and outstanding as of October 31, 2011 and April 30, 2012; 285,975,744 shares as adjusted)	$2,609,757	$2,609,757	$2,859,757
Paid-in capital in excess of par	1,636,829,099	1,636,829,099	1,831,495,349
Accumulated net investment income	228,950,543	222,914,859	222,914,859
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(361,929,572)	(355,690,881)	(355,690,881)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	60,686,140	94,288,125	94,288,125
Accumulated net realized foreign exchange gains	304,791,494	323,713,336	323,713,336
Net unrealized foreign exchange and forward foreign currency contract gains	79,801,614	45,542,955	45,542,955

	$1,951,739,075.00	$1,970,207,250	$2,165,123,500

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PLAN OF DISTRIBUTION

Under the sales agreement among the Fund, the Investment Manager, the Investment Adviser, the Sub-Adviser and JonesTrading, upon written instructions from the Fund, JonesTrading will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell, as the Fund’s agent, the Shares under the terms and subject to the conditions set forth in the sales agreement. JonesTrading’s sales efforts will continue until the Fund instructs JonesTrading to suspend sales. The Fund will instruct JonesTrading as to the amount of Shares to be sold by JonesTrading. The Fund may instruct JonesTrading not to sell Shares if the sales cannot be effected at or above the price designated by the Fund in any instruction. The Fund or JonesTrading may suspend the offering of Shares upon proper notice and subject to other conditions.

JonesTrading will provide written confirmation to the Fund no later than the opening of the trading day on the NYSE MKT immediately following the trading day on which Shares are sold under the sales agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Fund to JonesTrading in connection with the sales.

The Fund will pay JonesTrading commissions for its services in acting as agent in the sale of Shares. JonesTrading will be entitled to compensation of  up to 300 basis points of the gross sales price per share of any Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time. The Fund has also agreed to pay the reasonable fees and expenses of counsel for JonesTrading in connection with the transactions contemplated under the sales agreement (provided such fees and expenses shall not exceed $25,000). There is no guarantee that there will be any sales of the Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Shares at the time of any such sale. Assuming 25,000,000 of the Shares offered hereby are sold at a market price of $7.93 per share (the last reported sale price for the Shares on the NYSE MKT on August 3, 2012), the Fund estimates that the total expenses for the offering, including reimbursable expenses payable to JonesTrading as described above and excluding compensation payable to JonesTrading under the terms of the sales agreement, would be approximately $360,000.

Settlement for sales of Shares will occur on the third business day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made, or on some other date that is agreed upon by the Fund and JonesTrading in connection with a particular transaction, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

In connection with the sale of the Shares on the Fund’s behalf, JonesTrading may, and will with respect to sales effected in an “at the market” offering, be deemed to be an “underwriter” within the meaning of the 1933 Act, and the compensation of JonesTrading may be deemed to be underwriting commissions or discounts. The Fund has agreed to provide indemnification and contribution to JonesTrading against certain civil liabilities, including liabilities under the 1933 Act. The Fund has also agreed to reimburse JonesTrading for other specified expenses.

The offering of the Shares pursuant to the sales agreement will terminate upon the earlier of (1) the sale of all Shares subject to the sales agreement or (2) termination of the sales agreement. The sales agreement may be terminated by the Fund in its sole discretion at any time by giving notice to JonesTrading. In addition, JonesTrading may terminate the sales agreement under the circumstances specified in the sales agreement and in its sole discretion at any time following a period of 12 months from the date of the sales agreement by giving notice to the Fund.

The principal business address of JonesTrading is 780 Third Avenue, 3rd Floor, New York, New York 10017.

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LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, counsel to the Fund, in connection with the offering of the shares of common stock. Willkie Farr & Gallagher LLP will rely as to matters of Maryland law on the opinion of Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202.

ADDITIONAL INFORMATION

This Prospectus Supplement and the accompanying Prospectus constitute part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This Prospectus Supplement and the accompanying Prospectus omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

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BASE PROSPECTUS

$375,000,000

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

Shares of Common Stock

Aberdeen Asia-Pacific Income Fund, Inc. (“Fund,” “we,” “us” or “our”) is a non-diversified, closed-end management investment company with a leveraged capital structure that commenced operations on April 24, 1986. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

We may offer, from time to time, in one or more offerings, including through rights offerings, our shares of common stock, par value $0.01 per share (“Shares”). Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares.

Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Our Shares are listed on the NYSE MKT LLC (“NYSE MKT”) under the symbol “FAX.” The last reported sale price of our Shares, as reported by the NYSE MKT on  August 3, 2012, was $7.93 per Share. The net asset value of our Shares at the close of business on August 3, 2012, was $7.73 per Share.

Investment in the Shares involves certain risks and special considerations, including risks associated with currency fluctuations. The Fund also has authority to borrow to finance investments and to issue preferred stock. Both practices entail risks. Investing in the Fund’s common stock and preferred stock, if any, may be speculative and involve a high degree of risk and should not constitute a complete investment program. For a discussion of these and other risks, see “Risks and Special Considerations.”

Shares of closed-end investment companies frequently trade at a discount to their net asset value. If the Fund’s Shares trade at a discount to its net asset value, the risk of loss may increase for purchasers in a public offering. See “Risks and Special Considerations-Net Asset Value Discount.”

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus and applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the Shares. You should retain the Prospectus and Prospectus Supplement for future reference. A Statement of Additional Information (“SAI”), dated August 17, 2012, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The Table of Contents for the SAI is on page 62 of this Prospectus. You may call 1-800-522-5465, email InvestorRelations@aberdeen-asset.com or write to the Fund at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103 to obtain, free of charge, copies of the SAI and the Fund’s annual and semi-annual reports to shareholders, as well as to obtain other information about the Fund and to make shareholder inquiries. The Fund’s SAI, as well as the annual and semi-annual reports to shareholders, are also available on the Fund’s website at www.aberdeenfax.com. The SEC maintains a website at http://www.sec.gov that contains the SAI, material incorporated by reference into the Fund’s registration statement and additional information about the Fund.

Our Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated August 17, 2012

You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell the Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.

PROSPECTUS SUMMARY

The following information is only a summary. You should consider the more detailed information contained in the Prospectus and in any related Prospectus Supplement and in the SAI before purchasing Shares, especially the information under “Risks and Special Considerations” on page 36 of the Prospectus.

The Fund	The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation. See “The Fund.”

The Fund’s Shares are listed for trading on the NYSE MKT under the symbol “FAX.” As of August 3, 2012, the net assets of the Fund were $2,018,494,780 and the Fund had outstanding 260,975,744 Shares. The last reported sale price of the Fund’s Shares, as reported by the NYSE MKT on August 3, 2012 was $7.93 per Share. The net asset value of the Fund’s Shares at the close of business on August 3, 2012 was $7.73 per Share. See “Description of Shares.”

The Offering

We may offer, from time to time, in one or more offerings, including through rights offerings, up to $375,000,000 of our Shares on terms to be determined at the time of the offering. The Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. The offering price of our Shares will not be less than the net asset value of our Shares at the time we make the offering, exclusive of any underwriting commissions or discounts. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares. Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Use of Proceeds

We intend to use the net proceeds from the sale of our Shares primarily to invest in accordance with our investment objectives and policies. Proceeds will be invested within approximately 60 days of receipt by the Fund. See “Use of Proceeds.”

Investment Objectives

The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund’s investment objectives are fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities. See “Investment Objectives.”

Investment Policies

To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities, as defined below. This 80% investment policy is non-fundamental and may be changed by the Fund’s Board of Directors (the “Board of Directors” or the “Board”) upon 60 days prior written notice to shareholders.

The investment policies of the Fund under the section below entitled

“Fundamental Investment Policies” are fundamental and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. The remainder of the Fund’s investment policies are non-fundamental (applies to all policies except the policies under the “Fundamental Investment Policies” section) and may be changed with Board approval.

Fundamental Investment Policies

The Fund may invest up to 80% of its total assets in “Asian debt securities,” which include: (1) debt securities of Asian Country issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. dollars. The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund’s total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the Fund’s total assets. The maximum country exposure for Korea is limited to 40% of the Fund’s total assets, and the maximum currency exposure for Korea is limited to 25% of the Fund’s total assets.

“Asian Countries” (each, an “Asian Country”) include China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, Vietnam, Sri Lanka, Kazakhstan and Mongolia, and such other countries on the Asian continent approved for investment by the Board of Directors upon the recommendation of Aberdeen Asset Management Asia Limited, the Fund’s investment manager (“AAMAL” or the “Investment Manager”).

At least 20% of the Fund’s total assets will be invested in “Australian debt securities,” which include: (1) debt securities of Australian issuers, including securities issued by Australian governmental entities, as well as by banks, companies and other entities which are located in Australia, whether or not denominated in the Australian dollar; (2) debt securities of other issuers, denominated in, or linked to, the Australian dollar, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the Australian dollar; (3) debt securities issued by entities which, although not located in Australia, derive at least 50% of their revenues from Australia or have at least 50% of their assets located in Australia; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in Australia, provided that the debt securities are guaranteed by the parent entity located in Australia. With reference to items (3) and (4) above, Australian debt securities may be denominated in Australian, New Zealand or U.S. dollars.

The Fund may also invest in “New Zealand debt securities,” which include: (1) debt securities of New Zealand issuers, including securities issued by New Zealand governmental entities, as well as by banks, companies and other entities which are located in New Zealand, whether or not denominated in the New Zealand dollar; (2) debt securities of other issuers, denominated in, or linked to, the New Zealand dollar, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the New Zealand dollar; (3) debt securities issued by entities which, although not located in New Zealand, derive at least 50% of their revenues from New Zealand or have at least 50% of their assets located in New Zealand; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in New Zealand, provided that the debt securities are guaranteed by the parent entity located in New Zealand. With reference to items (3) and (4) above, New Zealand debt securities may be denominated in Australian, New Zealand or U.S. dollars. The maximum country exposure for New Zealand is limited to 35% of the Fund’s total assets, and the maximum currency exposure for New Zealand is limited to 35% of the Fund’s total assets.

During periods when, in the Investment Manager’s, Aberdeen Asset Management Limited’s, the Fund’s investment adviser (the “Investment Adviser”), or Aberdeen Asset Managers Limited’s, the Fund’s sub-adviser (the “Sub-Adviser”) (collectively, the “Advisers”) judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. debt securities.

In order to accommodate investment in Asian markets, the Fund may invest up to 35% of its total assets in Asian debt securities rated by below BBB-  by Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”) or Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) (also known as “junk bonds”), or judged by the Advisers, to be, below investment grade at the time of investment, provided that, with the approval of the Board of Directors the ratings of other recognized rating services may be used. The Fund may invest up to 35% of its total assets in Asian debt securities which may be deemed to be illiquid.

The Fund may invest up to 10% of its total assets in securities rated by S&P or Moody’s, or judged by the Advisers to be, below B- at the time of investment, provided that, with the approval of the Board of Directors, the ratings of other recognized ratings services may be used.

The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Directors, i.e., banks or broker-dealers which have been determined by the Advisers to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction.

Non-Fundamental Investment Policies

A maximum of 20% of the Fund’s total assets in Asian debt securities can be denominated in any combination of Yen, Euro and British pound.

The Fund may invest up to 10% of the Fund’s total assets in secondary market bank loans, up to 10% of the Fund’s total assets in convertible securities and other hybrid securities, and up to 10% of the Fund’s total assets in asset-backed securities.

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings or through other transactions, such as reverse repurchase agreements, which have the effect of leverage.  The Fund may also utilize leverage through the issuance of debt securities or preferred stock.  The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage).  The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure.  Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.  See “Use of Leverage.”

Consistent with its investment objectives, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate or a foreign currency (“derivatives”).  The Fund may use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities.  The Fund may use interest rate swaps to hedge the Fund’s liability with respect to its leverage. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund.  Derivative debt securities that replicate, or substitute for, the currency of a particular country will be counted toward the limitations applicable with respect to issuers in that country. The Fund may invest in over-the-counter or exchange traded derivatives. The Fund may invest in derivatives up to the limits allowed under the 1940 Act.  The following guidelines apply with respect to the Fund’s derivative investments:

(a)   The Fund will only use counterparty institutions rated A — or better by recognized international rating agencies, except with respect to Korean futures. In Korea, brokerage houses with Korean futures exchanges require deposits into margin accounts, and in many cases, these accounts are with unrated entities.

(b)   A maximum of 7.5% of the Fund’s total assets may be invested in a derivative transaction with any single counterparty.

(c)   A maximum of 20% of the Fund’s total assets may have exposure to currency linked notes.

(d)   A maximum of 10% of the Fund’s total assets may be at risk to any single counterparty (aggregate interest rate, currency and credit derivatives).

(e)   Exchange-traded derivatives may only be traded on regulated derivative exchanges and a maximum of 35% of the Fund’s total assets may have exposure to exchange-traded derivatives.

(f)    The Fund’s maximum gross exposure (long plus short positions) to derivatives traded on the Sydney Futures Exchange is 20% of its total assets and the maximum net exposure (long positions minus short positions) to derivatives traded on the Sydney Futures Exchange is 15% of the Fund’s total assets.

(g)   A maximum of 20% of the Fund’s total assets may have exposure to derivatives traded on the Chicago Board of Trade.

(h)   A maximum of 7% of the Fund’s total assets may have exposure to derivatives traded on any one Asian Futures Exchanges.

See “Derivatives” in the “Portfolio Securities” section for further information.

As a non-diversified company, there is no investment restriction on the percentage of the Fund’s assets that may be invested at any time in the securities of any issuer. However, the Fund intends to limit its investments in the securities of any issuer, except for securities issued or guaranteed as to payment of principal and interest by Australian, New Zealand or Asian Country governmental entities, to 5% of its total assets at the time of purchase. The Fund may invest without limitation in securities of Australian governmental entities and intends to invest at least 25% of its assets in securities of Australian governmental entities.  The Fund may, at the time of purchase, invest up to 24.9% of its total assets in New Zealand governmental securities and Korea governmental securities. The Fund also may, at the time of purchase, invest up to 15% of its total assets in Asian Country (other than Korea) governmental securities. The Fund intends to invest in a variety of debt securities, with differing issuers, maturities and interest rates, and to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. The average U.S. dollar weighted maturity of the Fund’s portfolio is not expected to exceed 10 years.

Investment Restrictions

In addition to the Fund’s fundamental investment policies set out above, the Fund has certain investment restrictions that may not be changed without approval by a majority of the Fund’s outstanding voting securities. These restrictions concern issuance of senior securities, borrowing, lending, concentration, underwriting and real estate. See “Investment Restrictions.”

Use of Leverage

As provided in the Investment Company Act of 1940, as amended (the “1940 Act”), and subject to certain exceptions, the Fund may issue debt with the condition that immediately after issuance the value of its total assets, less ordinary course liabilities, exceeds 300% of the amount of the debt outstanding.

Thus, as noted above, the Fund may use leverage in the form of borrowings in an amount up to 33 1/3% of the Fund’s total assets (including the proceeds of such leverage). The Fund seeks a leverage ratio, based on a variety of factors including market conditions and the Advisers’ market outlook, where the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage.

The Fund, as of August 3, 2012, is leveraged through borrowings from a credit facility in the amount of $600,000,000 or 23% of the Fund’s total assets (including the proceeds of such leverage). The Fund’s asset coverage ratio as of August 3, 2012 was 436%. See “Risks and Special Considerations—Leverage Risk” for a brief description of the Fund’s credit agreement with a syndicate of banks led by The Bank of Nova Scotia.

Following the completion of an offering, the Fund may increase the amount of leverage outstanding. The Fund may engage in additional borrowings in order to maintain the Fund’s desired leverage ratio. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common stock than if leverage were not used. Interest on borrowings may be at a fixed or floating rate, and the interest at a floating rate generally will be based on short-term rates. The costs associated with the Fund’s use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common stock. As long as the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, the Fund will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to holders of common stock. Conversely, if the Fund’s return on such assets is less than the cost of leverage and other Fund expenses, the return to the holders of the common stock will diminish. To the extent that the Fund uses leverage, the net asset value and market price of the common stock and the yield to holders of common stock will be more volatile. The Fund’s leveraging strategy may not be successful. See “Use of Leverage” and “Risks and Special Considerations—Leverage Risk.”

Risks (See generally “Risks and Special Considerations” for more information on these and other
risks)	The value of the Fund’s assets, as well as the market price of its shares, will fluctuate. You can lose money on your investment. Investing in the Fund involves other risks, including the following:

•      General. The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests primarily in fixed income securities. An investment in the Fund’s common stock may be speculative and involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

•      Investment and Market Risk. An investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

•      Asian-Pacific Region Risk. Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian-

Pacific region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia-Pacific have historically experienced political uncertainty, corruption, military intervention and social unrest.

Additionally, the Fund may be more volatile than a fund which is broadly diversified geographically. Focusing on a single geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted geographical region (Asia-Pacific) likely will have a greater effect on portfolio performance than they would in a more geographically diversified fixed income fund.

•      Australian Risk. Because the Fund invests a significant portion of its assets in Australian securities, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Australia, including fluctuations of Australian currency versus the U.S. dollar. Also, Australia is located in a part of the world that has historically been prone to natural disasters such as drought and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Australian economy.

•      Credit Risk. Investments in debt securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

•      Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute when market interest rates are at low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. The Fund’s use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s common shares.

•      Foreign Securities Risk. Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Advisers endeavor to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.

Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See “Risks and Special Considerations—Foreign Currency Risk.”

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund’s Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism.

Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country’s instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.

•      Developing and Emerging Markets Risk. Investing in the securities of issuers located in developing and emerging market countries (and to a certain extent non-U.S. developed market countries) involves special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, difficulties in dividend withholding reclaims procedures, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual developing and emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in a developing or emerging market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of developing and emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many developing and emerging market economies are considered to be more politically volatile than the developed markets. Investments in securities of issuers in countries other than the U.S. may involve greater political risk, including in some countries, the possibility of nationalization of assets, expropriation or confiscatory taxation, restrictions on repatriation, and the establishment of foreign exchange controls, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

The legal systems in many developing and emerging market countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other developed markets. It also may be difficult to obtain and enforce a judgment in a court outside of the U.S.

Due to their strong reliance on international trade, most developing and emerging market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.

•      Foreign Currency Risk. The Fund may invest all of its assets in debt securities which are denominated in currencies other than the U.S. dollar. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by governments. A change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets.

The currencies of developing and emerging markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some developing and emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some developing and emerging markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). In addition, even though the currencies of some developing and emerging markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

Sovereign Debt Risk. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves.

•      Corporate Debt Risk. The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

•      Below Investment Grade Securities Risk. The Fund may invest up to 35% of its total assets in Asia-Pacific debt securities which, at the time of investment, are rated below investment grade (i.e., securities that have been rated below BBB- by S&P or Baa3 by Moody’s) (also known as “junk bonds”) or, if unrated, are in the opinion of the Advisers, of equivalent quality. Among other things, investment in securities which are rated below investment grade requires skilled credit analysis and reduces the overall credit quality of the Fund’s portfolio.

Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings. The former will generally provide higher yields due to the higher premiums required by investors for taking the associated credit risk.

•      Leverage Risk. The Fund currently has a bank loan to finance investments as a form of leverage. The Fund also has authority to issue preferred stock or engage in reverse repurchase agreements to finance investments. Leverage would exaggerate the effects of both currency fluctuations and of market downturns or upturns on the net asset value and market value of the Fund’s common stock, as well as on distributions to holders of common stock. Leverage can also increase the volatility of the Fund’s net asset value, and expenses related to leverage can reduce the Fund’s income. In the case of leverage, if Fund assets decline in value so that legal asset coverage requirements for any borrowings or preferred stock would not be met, the Fund may be prevented from paying distributions, which could jeopardize its qualification for pass-through tax treatment, make it liable for excise taxes and/ or force it to sell portfolio securities at an inopportune time.

As noted above, the Fund currently leverages through borrowings from a credit facility. The Fund has entered into a revolving credit agreement (the “Credit Agreement”) with a syndicate of major financial institutions led by The Bank of Nova Scotia (collectively, the “Syndicates”) to borrow up to $600,000,000. Such borrowings constitute financial leverage. The Credit Agreement contains customary covenant, negative covenant and default provisions, including covenants that limit the Fund’s ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act, as well as the Fund’s policies. In addition, the Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Agreement became effective. The covenants or guidelines could impede the Advisers from fully managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). The covenants include a requirement that the Fund maintain net assets of no less than $1 billion. Such restrictions shall apply only so long as the Credit Agreement remains in effect.

The Fund must comply with investment quality, diversification and other guidelines established by the credit facility. The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund’s common stockholders or its ability to achieve its investment objectives.    The Fund may also consider alternatives measures of obtaining leverage in the future. See “Use of Leverage,” and also “Leverage Risk” in the “Risks and Special Considerations” section, for further information.

•      Liquidity Risk. While the Fund ordinarily invests in debt securities for which there is an active secondary market, the Fund may invest in debt securities for which there is no established secondary market. The securities markets that exist in developing and emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed market countries. In addition, the markets for below investment grade securities may be substantially smaller, less developed, less liquid and more volatile than the markets for prime rated securities, which may make obtaining accurate market quotations for financial reporting purposes and for calculating net asset values more difficult. Market quotations on many non-U.S. debt and sub-investment grade securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales. The Fund may not be able readily to dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Illiquid securities generally trade at a discount.

•      Bank Loans Risk. Bank loans are generally subject to legal or contractual restrictions on resale. Bank loans are not currently listed on any securities exchange or automatic quotation system. As a result, there may not be a recognized, liquid public market for bank loan interests and it may be difficult for the Fund to value bank loans. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities. If the Fund acquires a participation interest in a loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly.

•      Convertible Securities Risk. The Fund may invest in convertible securities, which include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

•      Asset-Backed Securities Risk. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

•      Derivatives Risk. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•      an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

•      the possible absence of a liquid secondary market for any particular derivative at any time;

•      the potential loss if the counterparty to the transaction does not perform as promised;

•      the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•      the risk that the financial intermediary “manufacturing” the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•      because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•      the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of the Advisers to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

The Fund may use interest rate swaps to hedge up to 100% of its leverage. A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the Fund’s leverage.  See “Derivatives Risk” in the “Risks and Special Considerations” section for further information.

•      Hedging Strategy Risk. Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Advisers’ ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Advisers’ judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Advisers are under no obligation to engage in any hedging strategies, and may, in their discretion, choose not to engage in hedging strategies. Even if the Advisers desire to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.

•      Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Manager monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

•      Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common stock and dividends can decline.

•      Management Risk. The Advisers’ judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

•      Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Tightening of credit conditions occurred just as a record amount of corporate bonds (as measured by transaction volume) were scheduled to enter the markets in the third quarter of 2007. This imbalance has caused a significant dislocation in the markets, marked by sharply widened credit spreads, delayed high yield bond offerings and a general reduction in liquidity. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities. In addition, during 2008, several major dealers of fixed income securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. These market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or decreases in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Shares.

Furthermore, because of the current conditions in the credit markets around the globe, issuers of fixed income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole.

These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund’s common stock. Extraordinary steps have been taken by the governments of several leading economic countries to combat the current economic crisis. The impact of these measures is not yet known and cannot be predicted.

•      Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Advisers will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

•      Conflicts of Interest Risk.  The Investment Manager’s, the Investment Adviser’s and the Sub-Adviser’s advisory fees are based on net assets plus the amount of any borrowings for investment purposes.  Consequently, the Advisers will benefit from an increase in the Fund’s net assets resulting from an offering.  In addition, a Director who is an “interested person” (as such term is defined under the 1940 Act) of the Fund or a portfolio manager of the Fund could benefit indirectly from this offering because of such affiliations.Net Asset Value Discount. Shares of the Fund, a closed-end investment company, may trade in the market at a discount from their net asset value.  Distribution Rate.  It is the Fund’s current policy to pay distributions on a monthly basis. If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders’ principal investment. Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objectives.

•      Non-Diversification Risk. As a “non-diversified” investment company, the Fund can invest more of its assets in fewer issuers than an investment company that is “diversified,” exposing the Fund to greater risk. The Fund, however, intends to comply with the diversification requirements imposed by the Code, for qualification as a regulated investment company.

•      Anti-takeover Charter Provisions. The Fund’s charter and bylaws contain several provisions that may be regarded as “anti-takeover” because they have the effect of maintaining continuity of management. See “Certain

Provisions of the Maryland General Corporation Law and the Charter and Bylaws.”

•      Repurchase Agreements Risk. These transactions involve risks in the event of counterparty default or insolvency.

•      Securities Lending Risk. In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

•      Tax Risk. The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service (the “IRS”). It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “Taxation.”

Investment Manager, Investment
Adviser and Sub-Adviser

The Fund’s investment manager is Aberdeen Asset Management Asia Limited, the Fund’s investment adviser is Aberdeen Asset Management Limited and the Fund’s sub-adviser is Aberdeen Asset Managers Limited. The Investment Manager is a Singapore corporation located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund. The Investment Adviser is an Australian corporation located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Investment Adviser makes recommendations to the Investment Manager as to the overall structure of the Fund’s portfolio, including asset allocation advice and general advice on investment strategy relating to the Fund’s overall investment objectives and the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser is a United Kingdom corporation located at Bow Bells House, 1 Bread Street, London, England, EC4M 9HH. The Sub-Adviser provides sub-advisory services to the Fund, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Board of Directors, and manages the portion of the Fund’s assets allocated to it by the Investment Manager. Each of the Investment Manager, the Investment Adviser and the Sub-Adviser is a registered investment adviser under the Advisers Act.

Each of the Investment Manager, the Investment Adviser, and the Sub-Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $286.5 billion in assets as of June 30, 2012 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The registered offices of Aberdeen PLC are located at 10 Queen’s

Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991. See “Management of the Fund—The Investment Manager, the Investment Adviser and the Sub-Adviser.”

The Fund pays the Investment Manager a fee at the annual rate of 0.65% of the Fund’s average weekly Managed Assets (defined below) up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1,750 million, and 0.45% of Managed Assets in excess of $1,750 million, computed based upon Managed Assets determined weekly and payable at the end of each calendar month. For purposes of this calculation, “Managed Assets” of the Fund shall mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. During periods in which the Fund is utilizing leverage, the advisory fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. The Fund is currently utilizing leverage.

The Investment Manager pays the fees of the Investment Adviser. These fees are computed at the annual rate of 0.25% of the Fund’s average weekly Managed Assets up to $1,200 million and 0.20% of such assets in excess of $1,200 million, computed based upon the value of the Managed Assets determined weekly and payable at the end of each calendar month.

The Investment Manager pays the fees of the Sub-Adviser. The Sub-Adviser receives an annual total fee of $100,000, payable in monthly increments.

Portfolio Managers

The Fund is managed by the Asian Fixed Income Team. The following persons have the most significant responsibility for the day-to-day management of the Fund’s portfolio—Anthony Michael, Head of Fixed Income—Asia; Scott Bennett, Head of Asian Credit; Kenneth Akintewe, Portfolio Manager; Victor Rodriguez, Head of Fixed Income—Australia; and Nick Bishop, Senior Investment Manager. See “Management of the Fund—Portfolio Management.”

Administrator

Aberdeen Asset Management Inc. (the “Administrator”), 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is the administrator for the Fund. The Administrator is a subsidiary of Aberdeen PLC and an affiliate of the Investment Manager, the Investment Adviser and the Sub-Adviser. The Fund pays the Administrator a fee at an annual rate equal to 0.125% of the Fund’s average weekly Managed Assets between $0 to $1 billion, 0.10% between $1 billion and $2 billion, and 0.075% in excess of $2 billion, computed based upon the value of the Managed Assets determined at the end of each week. See “Management of the Fund—Administrator.”

Sub-Administrator	State Street Bank and Trust Company (“State Street”), One Heritage Drive, North Quincy, MA 02171, is the sub-administrator for the Fund and certain other affiliated funds.

Custodian	State Street acts as the Fund’s custodian. See “Management of the Fund—Custodian.”

Transfer Agent

Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940 (“Computershare”), serves as the Fund’s stock transfer agent and dividend paying agent. See “Management of the Fund—Transfer Agent.”

Dividends and Distributions

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. A return of capital to a shareholder represents a return of a portion of the shareholder’s original investment in the Fund. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividend Reinvestment and Direct Stock Purchase Plan

Computershare sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders. Additional information about the Plan and a brochure that includes the terms and conditions of the Plan may be obtained at www.computershare.com/buyaberdeen or by calling Computershare at 1-800-647-0584. For both purchases and reinvestment purposes, shares acquired through the Plan will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

Taxation

Withholding and/or other taxes may apply in the countries in which the Fund invests, which will reduce the Fund’s cash return in those countries. The Fund intends to elect, when eligible, to “pass-through” to the Fund’s shareholders the ability to claim (subject to limitations) a deduction or credit for the amount of foreign income and similar taxes paid by the Fund. Tax considerations for an investor in the Fund are summarized under “Taxation.” See also “Risks and Special Considerations.”

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)(1)	—%
Offering Expenses (as a percentage of offering price)(1)	—%
Dividend Reinvestment and Cash Purchase Plan Fees(2)	—

Annual Operating Expenses (as a percentage of average net assets attributable to the Fund’s common stock)

Management Fee(3)	0.68%
Interest Payments on Borrowed Funds(4)	0.39%
Other Expenses(5)(6)	0.35%
Total Annual Operating Expenses	1.42%

(1)             If the Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses.

(2)             If you participate in the Plan sponsored and administered by Computershare, you will be subject to any fees imposed by Computershare.

(3)             The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of the Fund’s average weekly Managed Assets between $200 million and $500 million, 0.55% of the Fund’s average weekly Managed Assets between $500 million and $900 million, 0.50% of the Fund’s average weekly Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion.

(4)             The Fund may use leverage through borrowings. The Fund currently borrows under a credit facility.

(5)             “Other Expenses” have been estimated for the current fiscal year.

(6)             Includes an administration fee of 0.104% of Managed Assets attributable to the Fund’s common stock.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year	Three Years	Five Years	Ten Years
$14	$45	$77	$170

The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund. The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the Securities and Exchange Commission (the “SEC”) that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund” and “Expenses.”

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. Information is shown for the Fund’s last ten fiscal years and the six months ended April 30, 2012. Certain information reflects financial results for a single Fund Share. The following information (other than the information for the six months ended April 30, 2012) has been audited by KPMG LLP, independent registered public accounting firm for the Fund, for the fiscal years ended October 31, 2011, 2010 and 2009, and by another independent registered public accounting firm for the fiscal years prior to the fiscal year ended October 31, 2009, each of whose reports thereon were unqualified. The report of KPMG LLP, together with the financial statements of the Fund, are included in the Fund’s October 31, 2011 Annual Report, and are incorporated by reference into the SAI, which is available upon request.

	For the Six
	Months Ended
	April 30, 2012		For the Year Ended October 31,
	(unaudited)		2011	2010	2009		2008		2007
Per Share Operating Performance(a):
Net asset value per common share, beginning of year	$7.48		$7.27	$6.53	$4.91		$6.99		$6.46
Net investment income	0.19		0.39	0.37	0.35		0.42		0.44
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.09		0.24	0.79	1.73		(2.03)		0.63
Dividends to preferred shareholders from net investment income	—		—	—	—		(0.06)		(0.12)
Total from investment operations applicable to common shareholders	0.28		0.63	1.16	2.08		(1.67)		0.95
Distributions to common shareholders from:
Net investment income	(0.21)		(0.42)	(0.42)	(0.38)		(0.42)		(0.26)
Tax return of capital	—		—	—	(0.09)		—		(0.16)
Total distributions	(0.21)		(0.42)	(0.42)	(0.47)		(0.42)		(0.42)
Effect of Fund shares repurchased	—		—	—	0.01		0.01		—
Net asset value per common share, end of year	7.55		7.48	7.27	6.53		4.91		6.99
Market value, end of year	7.55		6.93	6.90	6.04		4.18		6.29

Total Investment Return Based on(b):
Market value	12.07%		6.59%	21.73%	58.26%		-28.40%		10.18%
Net asset value	3.83%		9.20%	18.63%	45.66%		-24.32%		15.62%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of year (000 omitted)	$1,970,207		$1,951,739	$1,897,181	$1,703,352		$1,284,318		$1,853,448
Average net assets applicable to common shareholders (000 omitted)	$1,946,380		$1,937,986	$1,753,665	$1,457,521		$1,741,105		$1,763,579
Net operating expenses	1.42	%(e)	1.49%	1.89%	2.20%		1.85	%(d)	1.24	%(d)
Net operating expenses without reimbursement	1.42	%(e)	1.49%	1.89%	2.22	%(e)	—		—
Net operating expenses, excluding interest expense	1.02	%(e)	1.05%	1.19%	1.37%		1.22%		1.24%
Net investment income	5.04	%(e)	5.30%	5.44%	6.40%		5.51%		4.80%

Portfolio turnover	23%		72%	67%	68%		58%		32%
Senior securities (loan facility) outstanding (000 omitted)	$600,000		$600,000	$600,000	$600,000		$520,000		—
Senior securities (preferred stock) outstanding (000 omitted)	—		—	—	—		—		$600,000
Asset coverage ratio on revolving credit facility at year end(f)	428%		425%	416%	384%		347%		—
Asset coverage per $1,000 on revolving credit facility at year end	$4,284		$4,253	$4,162	$3,839		$3,470		—
Asset coverage ratio on preferred stock at year end(f)	—		—	—	—		—		409%
Asset coverage per share on preferred stock at year end	—		—	—	—		—		$102,227

(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c) Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For each of the years ended October 31, 2011, 2010, 2009, 2008, and 2007 the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 5.30%, 5.44%, 6.40%, 6.44% and 6.65%, respectively.

(d) Includes expenses of both preferred and common stock.

(e) In 2009, the Fund filed a non-routine proxy to consider approval of a new sub-advisory agreement among the Fund, Investment Manager, and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.

(f) Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings.

	For the Year Ended October 31,
	2006	2005	2004	2003	2002
PER SHARE OPERATING PERFORMANCE(1):
Net asset value per common share, beginning of year	$6.32	$6.42	$6.10	$5.06	$4.65
Net investment income	0.40	0.41	0.36	0.40	0.40
Net realized and unrealized gains/(losses) on investments, swaps, futures contracts and foreign currency transactions	0.27	(0.02)	0.41	1.09	0.50
Dividends to preferred shareholders from:
Net investment income	(0.11)	(0.07)	(0.03)	(0.03)	(0.05)
Total from investment operations applicable to common shareholders	0.56	0.32	0.74	1.46	0.85
Distributions to common shareholders from:
Net investment income	(0.37)	(0.36)	(0.37)	(0.31)	(0.16)
Tax return of capital	(0.05)	(0.06)	(0.05)	(0.11)	(0.28)
Total distributions	(0.42)	(0.42)	(0.42)	(0.42)	(0.44)
Increase resulting from Fund share repurchase	—	—	—	—	(0.02)
Net asset value per common share, end of year	6.46	6.32	6.42	6.10	5.06
Market value, end of year	6.10	5.76	6.34	6.03	4.25

TOTAL INVESTMENT RETURN BASED ON(3):
Market value	13.43%	-2.93%	12.58%	53.64%	17.01%
Net asset value	9.48%	5.18%	12.69%	30.55%	19.65%

RATIO TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS/SUPPLEMENTARY DATA(4):
Net assets applicable to common shareholders, end of year (000 omitted)	$1,712,017	$1,675,651	$1,700,459	$1,613,979	$1,339,871
Average net assets applicable to common shareholders (000 omitted)	1,689,100	1,749,085	1,654,712	1,496,312	1,280,112
Operating expenses(5)	1.22%	1.22%	1.30%	1.45%	1.51%
Net investment income	4.65%	5.11%	5.22%	6.51%	7.21%
Portfolio turnover	21%	16%	13%	37%	36%
Senior securities (preferred stock) outstanding (000 omitted)	$600,000	$600,000	$600,000	$600,000	$600,000
Asset coverage on preferred stock at year end	385%	379%	384%	369%	326%

(1) Based upon average shares outstanding.

(2) Less than $0.005 per share.

(3) Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4) Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios of net investment income before preferred stock dividends to average net assets of common shareholders are 6.35%, 6.16%, 5.74%, 7.08%, and 8.18%, respectively.

(5) Includes expenses of both preferred and common stock.

USE OF PROCEEDS

The Fund anticipates that it will be able to invest substantially all of the net proceeds of an offering in accordance with its investment objectives and policies within approximately 60 days after completion of the offering. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. Following the completion of an offering, the Fund may increase the amount of leverage outstanding.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund is designed for investors seeking current income and incidental capital appreciation by experienced professional management of a portfolio of fixed income securities of issuers in Asian-Pacific debt securities. An investment in the Fund may not be appropriate for all investors and should not be considered to be a complete investment program. An investment in the Fund involves risks that you should consider before purchasing Shares. See “Risks and Special Considerations.” The Fund’s principal office is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.

DESCRIPTION OF SHARES

The Fund, which was incorporated under the laws of the State of Maryland on March 14, 1986, is authorized to issue 500,000,000 shares, $0.01 par value per share, which are divided into two classes: 400,000,000 shares of common stock and 100,000,000 shares of Preferred Stock. As of the date of this Prospectus, the Fund does not have any shares of preferred stock outstanding and the Board of Directors has no present intention to issue shares of preferred stock. All references to “stock” or “shares” herein refer to common stock, unless otherwise indicated. Each share of common stock has equal voting, dividend, distribution and liquidation rights. The Shares outstanding are, and, when issued, the Shares offered by this Prospectus will be, fully paid and non-assessable. Shares are not redeemable and have no preemptive, conversion or cumulative voting rights. The number of Shares outstanding as of April 30, 2012 was 260,975,744.

The Fund’s outstanding Shares are, and, when issued, the Shares offered by this Prospectus will be, publicly held and listed and traded on the NYSE MKT. The Fund determines its net asset value on a daily basis. The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the NYSE MKT per share of common stock, and the net asset value per share and the premium to or discount from net asset value, on the date of each of the high and low market prices. The table also sets forth the number of Shares traded on the NYSE MKT during the respective quarters.

During Quarter	NAV per Share on Date of Market Price(1)		NYSE MKT Market Price per Share(2)		Premium/(Discount) on Date of Market Price(3)		Trading
Ended	High	Low	High	Low	High	Low	Volume(4)

January 31, 2010	6.75	6.54	6.62	6.14	(1.93)	(6.12)	6,441,500
April 30, 2010	6.85	6.46	6.86	6.01	0.15	(6.97)	5,775,900
July 30, 2010	6.81	6.33	6.78	5.76	(0.44)	(9.01)	6,861,800
October 31, 2010	7.36	6.83	7.07	6.50	(3.94)	(4.83)	6,066,774
January 31, 2011	7.39	7.24	7.12	6.56	(3.65)	(9.39)	8,229,673
April 30, 2011	7.75	7.20	7.34	6.62	(5.29)	(8.06)	7,199,508
July 31, 2011	7.76	7.58	7.79	6.98	0.39	(7.92)	7,635,242
October 31, 2011	7.80	6.88	7.74	6.28	(0.77)	(8.72)	10,648,487
January 31, 2012	7.56	7.18	7.66	6.74	1.32	(6.13)	6,636,470
April 30, 2012	7.63	7.45	7.68	7.24	0.66	(2.82)	4,813,623

(1)          Based on the Fund’s computations.

(2)          Source: The NYSE NYSE MKT Equities.

(3)          Based on the Fund’s computations.

(4)          Source: Bloomberg.

On August 3, 2012, the per Share net asset value was $7.73 and the per Share market price was $7.93, representing a 2.59% premium from such net asset value.

The Fund’s Shares have traded in the market below, at and above net asset value since the commencement of the Fund’s operations. The Investment Manager cannot determine the reasons why the Fund’s Shares trade at a premium to or discount from net asset value, nor can the Fund predict whether its Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value.

The following information regarding the Fund’s authorized shares is as of July 31 2012.

Title of Class	Amount Authorized	Amount Held by Fund for its own Account	Amount Outstanding Exclusive of Amount held by Fund
Common Stock	400,000,000		260,975,744
Preferred Stock	100,000,000		0

INVESTMENT OBJECTIVES

The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund’s investment objectives may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund’s stock. A majority of the outstanding shares, as defined by the 1940 Act, means the affirmative vote of the lesser of (i) 67% of the relevant shares represented at a meeting at which more than 50% of such shares are represented, or (ii) more than 50% of the relevant shares.

INVESTMENT POLICIES

To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities, as defined below. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

The investment policies of the Fund under the section below entitled “Fundamental Investment Policies” are fundamental and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.  The remainder of the Fund’s investment policies are non-fundamental (applies to all policies except the policies under the “Fundamental Investment Policies” section) and may be changed with Board approval.

Fundamental Investment Policies

The Fund may invest up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in “Asian debt securities,” which include: (1) debt securities of Asian Country issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers, denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. dollars. The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund’s total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the Fund’s total assets. The maximum country exposure for Korea is limited to 40% of the Fund’s total assets, and the maximum currency exposure for Korea is limited to 25% of the Fund’s total assets.

“Asian Countries” (each, an “Asian Country”) include China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, Vietnam, Sri Lanka, Kazakhstan and Mongolia and such other countries on the Asian continent approved for investment by the Board of Directors upon the recommendation of the Investment Manager.

At least 20% of the Fund’s total assets will be invested in “Australian debt securities,” which include: (1) debt securities of Australian issuers, including securities issued by Australian governmental entities, as well as by banks, companies and other entities which are located in Australia, whether or not denominated in the Australian dollar; (2) debt securities of other issuers denominated in, or linked to, the Australian dollar, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the Australian dollar; (3) debt securities issued by entities which, although not located in Australia, derive at least 50% of their revenues from Australia or have at least 50% of their assets located in Australia; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in Australia, provided that the debt securities are guaranteed by the parent entity located in Australia. With reference to items (3) and (4) above, Australian debt securities may be denominated in Australian, New Zealand or U.S. dollars.

The Fund may also invest in “New Zealand debt securities,” which include: (1) debt securities of New Zealand issuers, including securities issued by New Zealand governmental entities, as well as by banks, companies and other entities which are located in New Zealand, whether or not denominated in the New Zealand dollar; (2) debt securities of other issuers, denominated in, or linked to, the New Zealand dollar, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the New Zealand dollar; (3) debt securities issued by entities which, although not located in New Zealand, derive at least 50% of their revenues from New Zealand or have at least 50% of their assets located in Zealand; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in New Zealand, provided that the debt securities are guaranteed by the parent entity located in New Zealand. With reference to items (3) and (4) above, New Zealand debt securities may be denominated in Australian, New Zealand or U.S. dollars. The maximum country exposure for New Zealand is limited to 35% of the Fund’s total assets, and the maximum currency exposure for New Zealand is limited to 35% of the Fund’s total assets.

During periods when, in the Investment Manager’s judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. debt securities.

In order to accommodate investment in Asian markets, the Fund may invest up to 35% of its total assets in Asian debt securities rated below BBB- by S&P or Baa3 by Moody’s (also known as “junk bonds”), or judged by the Advisers to be, below investment grade at the time of investment, provided that, with the approval of the Board of Directors, the ratings of other recognized rating services may be used. The Fund may invest up to 35% of its total assets in Asian debt securities which may be deemed to be illiquid.

The Fund may invest up to 10% of its total assets in securities rated by S&P or Moody’s, or judged by the Advisers to be, below B- at the time of investment, provided that, with the approval of the Fund’s Board of Directors, the ratings of other recognized ratings services may be used.

The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Directors, i.e., banks or broker-dealers which have been determined by the Advisers to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction.

Non-Fundamental Investment Policies

A maximum of 20% of the Fund’s total assets in Asian debt securities can be denominated in any combination of Yen, Euro and British pound.

The Fund may invest up to 10% of the Fund’s total assets in secondary market bank loans, up to 10% of the Fund’s total assets in convertible securities and other hybrid securities, and up to 10% of the Fund’s total assets in asset-backed securities.

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings or through other transactions, such as reverse repurchase agreements, which have the effect of leverage.  The Fund may also utilize leverage through the issuance of debt securities or preferred stock, although it has no current intention to do so.  The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage).  The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure.  Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.  See “Use of Leverage.”

Consistent with its investment objectives, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate or a foreign currency (“derivatives”).  The Fund may use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities.  The Fund may use interest rate swaps to hedge the Fund’s liability with respect to its leverage. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund.  Derivative debt securities that replicate, or substitute for, the currency of a particular country will be counted toward the limitations applicable with respect to issuers in that country. The Fund may invest in over-the-counter or exchange traded derivatives. The Fund may invest in derivatives up to the limits allowed under the 1940 Act.  The following guidelines apply with respect to the Fund’s derivative investments:

(a)                      The Fund will only use counterparty institutions rated A — or better by recognized international rating agencies, except with respect to Korean futures. In Korea, brokerage houses with Korean futures exchanges require deposits into margin accounts, and in many cases, these accounts are with unrated entities.

(b)                     A maximum of 7.5% of the Fund’s total assets may be invested in a derivative transaction with any single counterparty.

(c)                      A maximum of 20% of the Fund’s total assets may have exposure to currency linked notes.

(d)                     A maximum of 10% of the Fund’s total assets may be at risk to any single counterparty (aggregate interest rate, currency and credit derivatives).

(e)                      Exchange-traded derivatives may only be traded on regulated derivative exchanges and a maximum of 35% of the Fund’s total assets may have exposure to exchange-traded derivatives.

(f)                        The Fund’s maximum gross exposure (long plus short positions) to derivatives traded on the Sydney Futures Exchange is 20% of its total assets and the maximum net exposure (long positions minus short positions) to derivatives traded on the Sydney Futures Exchange is 15% of the Fund’s total assets.

(g)                     A maximum of 20% of the Fund’s total assets may have exposure to derivatives traded on the Chicago Board of Trade.

(h)                     A maximum of 7% of the Fund’s total assets may have exposure to derivatives traded on any one Asian Futures Exchanges.

See “Derivatives” in the “Portfolio Securities” section for further information.

The Fund may invest in securities issued by investment companies registered as such under the 1940 Act and unregistered, private funds (each, an “acquired company”), subject to the limitations below (which are to be applied immediately after the acquisition of such securities).

The Fund may not acquire securities issued by an acquired company:

•                  if the value of such securities exceeds 3% of the total outstanding voting stock of the acquired company;

•                  if the aggregate value of such securities would exceed 5% of the value of the total assets of the Fund; or

•                  if the aggregate value of such securities, together with all other acquired company securities in the Fund’s portfolio, would exceed 10% of the value of the total assets of the Fund.

As a non-diversified company, there is no investment restriction on the percentage of the Fund’s assets that may be invested at any time in the securities of any single issuer. However, the Fund intends to limit its investments in the securities of any single issuer, except for securities issued or guaranteed as to payment of principal and interest by Australian, New Zealand or Asian Country governmental entities, to 5% of its total assets at the time of purchase. The Fund may invest without limitation in securities of Australian governmental entities and intends to invest at least 25% of its assets in securities of Australian governmental entities. The Fund may, at the time of purchase, invest up to 24.9% of its total assets in New Zealand governmental securities and Korea governmental securities. The Fund also may, at the time of purchase, invest up to 15% of its total assets in Asian Country (other than Korea) governmental securities. The Fund intends to invest in a variety of debt securities, with differing issuers, maturities and interest rates, and to comply with the diversification and other requirements of the Code applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. The average U.S. dollar weighted maturity of the Fund’s portfolio is not expected to exceed 10 years.

PORTFOLIO SECURITIES

The principal types of debt securities in which the Fund is permitted to invest include those described below. The list is not exclusive, but is indicative of the kinds of securities which the Fund’s investment objectives, policies and restrictions permit it to buy.

Debt Securities

Local Currency Sovereign and Quasi-Sovereign Bonds. The Fund is permitted to invest in securities issued or guaranteed by governmental entities, including sovereign and quasi-sovereign entities, whether or not denominated in the currency of the country where such entity is located. The available maturities for these types of securities vary from country to country.

Commercial Banks. The Fund may also invest in securities issued by banks, whether or not denominated in the currency of the country where such bank is located.

U.S. Dollar-Denominated Debt Securities. The Fund is also permitted to invest in U.S. dollar-denominated debt securities in order to gain exposure to certain foreign debt markets without exposing the Fund to local currency risk. Such debt securities may be issued by issuers in developed markets, investment grade developing or emerging markets, or sub-investment grade developing or emerging markets and may be issued and/or registered in the United States. U.S. dollar-denominated debt securities are subject to credit risk relating primarily to the issuer of the bond and liquidity risk relating to the maintenance of a sufficiently liquid market for the specific issue. Such securities are also affected by movements in U.S. interest rates.

External Debt. The Fund may invest in external debt, which are often longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in U.S. dollars, but are increasingly issued in euros and occasionally in yen. External debt is typically issued in bearer form, carry a fixed or floating rate of interest, and amortize principal through a bullet payment with semiannual interest payments in the currency in which the bond was issued.

Supranational Debt Obligations. The Fund may invest in debt issued by supranational entities. Supranational entities are entities constituted by the national governments of several countries to promote economic development, such as the World Bank, the IMF, the European Investment Bank and the Asian Development Bank. Obligations of these entities are supported by appropriated but unpaid commitments of their member countries, and there can be no assurances that these commitments will be undertaken or met in the future.

Companies. The Fund is permitted to invest in publicly-traded notes and debentures or bills of exchange issued or guaranteed as to the payment of principal and interest by companies domiciled in a developed market, an investment grade developing or emerging market or a sub-investment grade developing or emerging market.

U.S. Securities

Government. The Fund is permitted to invest in U.S. government securities, including obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (such as direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (such as obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself. Government obligations do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government obligations are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the value of Government obligations changes as interest rates fluctuate.

Corporations and Banks. The Fund is permitted to invest for defensive and other temporary purposes in U.S.

corporate debt instruments rated at the time of investment Aa or better by Moody’s or AA or better by S&P, finance company and corporate commercial paper, and other short-term obligations, in each case rated at the time of investment Prime-2 or better by Moody’s or A-2 or better by S&P. The Fund is also permitted to invest in obligations of U.S. Federal or state chartered banks and bank holding companies rated at the time of investment Aa or better by Moody’s or AA or better by S&P (including certificates of deposit, bankers’ acceptances and other short-term obligations).

Bank Loans

The Fund may acquire privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans.  The bank loans in which the Fund invests may be structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

Asset-Backed Securities

Asset-backed securities are a form of structured debt obligation. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities which are intended to represent a lower level or risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for asset-backed securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Derivatives

With respect to all of its portfolio the Fund will invest in derivatives for two main purposes: (1) to modify interest rate risk, modify credit risk and adjust currency risk within the portfolio, and (2) to enable the Fund to replicate or substitute for a particular security in order to gain access to a particular foreign market or security, where either the physical security is judged by the Advisers to be too expensive, or the Advisers believe there is an insufficient supply of the particular security or no security fitting the precise needs of the Fund exists. The types of derivatives which may be used include, but are not limited to, futures, options, forwards, forwards that can only be settled in U.S. dollars, swaps, and securities with structured cash flows, whether traded on an exchange or over-the-counter, that have as their underlying security reference to a fixed income security or currency. In general, derivatives will not be utilized to leverage the Fund; however, the Board has authorized the use of reverse repurchase agreements as a form of leverage.

Investment in fixed income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Fund may be able to implement investment decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in U.S. dollars. In less developed markets, liquidity and credit quality can be enhanced and transaction costs reduced by using derivatives rather than the underlying securities. In certain circumstances, due to lack of available direct investment opportunity or government regulations, the only means of gaining exposure to particular countries is through derivatives.

The derivatives used for adjusting currency exposures or replicating underlying securities are usually over-the-counter (“OTC”) securities. OTC securities carry credit risk associated with the counterparty institution. See “Risk Factors and Special Considerations—Use of Derivatives.” To manage this risk, the Fund will only use counterparty institutions rated A- or better by a recognized international rating agency. Only up to 10% of total assets may be put at risk in derivatives transactions with any single counterparty (aggregate interest rate, credit and currency derivatives exposure). A maximum of 20% of total assets may be at risk in currency-linked notes.

The types of derivatives used by the Fund and the techniques employed may change over time as new derivatives and strategies are developed or regulatory changes occur. The Fund will not use derivatives where it would contravene the guidelines set by the lending banks for the Fund’s bank loan.

Derivatives may be used to hedge the interest rate risk associated with the Fund’s outstanding leverage. The Fund may use interest rate swaps to hedge the Fund’s liability with respect to its bank loan. At present, the Fund has been authorized by its Board of Directors to hedge up to 100% of the Fund’s liability with respect to its bank loan. See “Portfolio Securities—Derivative Securities—Swaps” and “Risk Factors and Special Considerations—Use of Derivatives.” The following guidelines apply with respect to the Fund’s derivative instruments:

(a)                      The Fund will only use counterparty institutions rated A — or better by recognized international rating agencies, except with respect to Korean futures. In Korea, brokerage houses with Korean futures exchanges require deposits into margin accounts, and in many cases, these accounts are with unrated entities.

(b)                     A maximum of 7.5% of the Fund’s total assets may be invested in a derivative transaction with any single counterparty.

(c)                      A maximum of 20% of the Fund’s total assets may have exposure to currency linked notes.

(d)                     A maximum of 10% of the Fund’s total assets may be at risk to any single counterparty (aggregate interest rate, currency and credit derivatives).

(e)                      Exchange-traded derivatives may only be traded on regulated derivative exchanges and a maximum of 35% of the Fund’s total assets may have exposure to exchange-traded derivatives.

(f)                        The Fund’s maximum gross exposure (long plus short positions) to derivatives traded on the Sydney Futures Exchange is 20% of its total assets and the maximum net exposure (long positions minus short positions) to derivatives traded on the Sydney Futures Exchange is 15% of the Fund’s total assets.

(g)                     A maximum of 20% of the Fund’s total assets may have exposure to derivatives traded on the Chicago Board of Trade.

(h)                     A maximum of 7% of the Fund’s total assets may have exposure to derivatives traded on any one Asian Futures Exchanges.

Forward Currency Contracts. The Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The cost to the Fund of engaging in forward currency contracts will vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer’s markup. The use of forward currency contracts in this manner is intended to fix a rate of exchange that can be achieved at a certain time in the future.

Foreign Currency Options. The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes to achieve objectives similar to those achieved utilizing foreign currency futures or forward contracts. The potential benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the expected direction, the Fund could sustain losses on transactions in foreign currency options. Where currency exchange rates move in the expected direction, but not to the extent anticipated, the Fund could still sustain losses on transactions in foreign currency options.

Futures Contracts. The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States for both hedging and non-hedging purposes. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both underlying assets which are traded on U.S. commodities exchanges and those which are not. Unlike trading on U.S. exchanges, trading on foreign commodities exchanges is not regulated by the Commodity Futures Trading Commission (“CFTC”).

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the Advisers’ ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund also may purchase and write options to buy or sell those futures contracts in which it may invest. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting an offsetting purchase or sale transaction, subject to the continued availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction. Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse.

Regulatory changes could adversely affect the Fund by limiting its trading activities in futures and other derivatives and by increasing Fund expenses. The CFTC adopted a rule limiting the Fund’s ability to use futures in reliance on certain CFTC registration exemptions. The amended CFTC exemption limits the Fund’s use of futures to (i) bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the Fund. If the Fund could not satisfy the requirements for the amended exemption, the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools. The recently adopted CFTC rule is expected to become effective in 2013.  Other potentially adverse regulatory initiatives could develop.

Swaps. The Fund may enter into interest rate swaps, currency swaps, credit default swaps and other types of available swap agreements, including swaps on securities, financial assets and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or financial asset prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and, therefore, may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Advisers determine it is consistent with the Fund’s investment objectives and policies.

Asset Coverage for Certain Derivative Transactions.  The Fund will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions.  These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these transactions are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.  Generally, under current law, the Fund must set aside liquid assets equal to the full notional value for certain derivatives, such as futures and forward contracts that are not contractually required to be “cash-settled.” For certain other derivatives, such as cash-settled futures and forward contracts or swap agreements, the Fund only needs to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation rather than the futures or forward contract’s or the swap agreement’s full notional value. The Fund reserves the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder.

Private Placements

Certain debt securities purchased by the Fund may have been placed privately. These securities are somewhat less liquid than securities which are widely traded by the public and there may be contractual restrictions on their resale to the public. Therefore, although these securities may be resold in privately negotiated transactions, the prices realized from such sales may be less than what might have been realized on a more active public trading market.

Other Investment Companies

Subject to the limitations set forth in Section 12(d) of the 1940 Act, the Fund may invest in securities issued by other investment companies that invest primarily in fixed-income securities. As a shareholder of another investment company, the Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses, including advisory fees, that the Fund bears in connection with its own operations.

Repurchase and Securities Lending Agreements

The Fund is permitted to invest in repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The Investment Manager monitors the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Directors, i.e., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Fund may also lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. In connection with the lending of its portfolio securities, the Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of right in the collateral should the borrower become insolvent.

Issuers of irrevocable letters of credit used as collateral for securities lending agreements must meet the same or similar creditworthiness standards approved by the Board of Directors as banks or broker-dealers.

Firm Commitment Agreements and When-Issued Securities

The Fund may purchase debt securities on a firm commitment or when-issued basis. New issues of certain debt securities are often offered on a when-issued basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund’s assets. The Fund will not earn any income on these securities prior to delivery. The value of when-issued securities and firm commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. The Fund will maintain in a segregated account with its custodian cash or high-quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the securities on a when-issued or firm commitment basis.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental, which means these restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A majority of the Fund’s outstanding voting securities means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.

The Fund will not:

(1)          issue senior securities, except (a) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing agreement permitted by these investment restrictions and (b) that the Fund may issue one or more series of its preferred stock, if permitted by its Articles of Incorporation, including Articles of Amendment and Articles Supplementary thereto;

(2)          borrow money, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)          engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4)          purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(5)          purchase physical commodities or contracts relating to physical commodities;

(6)          make loans to other persons, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(7)          concentrate its investments in a particular industry or group of industries, as those terms are used in the Investment Company Act of 1940, as amended or modified by regulatory authority having jurisdiction from time to time, except that at any time the Fund has invested more than 25% of its total assets in securities of issuers of a particular country, the Fund may invest more than 25% of its assets, and up to the amount of its total assets invested in securities of issuers of that country, in securities issued or guaranteed, as to payment of principal and interest, by the government (including governmental subdivisions) or governmental entities or instrumentalities of that country.

With respect to Restriction 7 above, the Fund will invest 25% or more of its assets in Australian governmental securities and will limit its investments in the governmental securities of any other single foreign country to less than 25% of its assets. For purposes of Restriction 7, above, “securities of issuers of a particular country” shall include: (a) securities of issuers located in that country; (b) securities that are denominated in, or linked to, the currency of that country, including securities of supranational issuers and derivative securities that replicate, or substitute for, the currency of that country; (c) securities of issuers that derive at least 50% of their revenues from that country or have at least 50% of their assets located in that country; (d) securities issued by a parent or subsidiary of, and guaranteed by, an entity located in that country; (e) securities issued by the government (including governmental subdivisions) or governmental entities or instrumentalities of that country; and (f) repurchase agreements with respect to any of the foregoing securities.

USE OF LEVERAGE

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding.

Thus, as noted above, the Fund may use leverage in the form of borrowings in an amount up to 33 1/3% of the Fund’s total assets (including the proceeds of such leverage). The Fund seeks a leverage ratio, based on a variety of factors including market conditions and the Advisers’ market outlook, where the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage.

At July 31, 2012, the Fund had loans outstanding under the Credit Agreement of $600,000,000. At July 31, 2012, the Fund had borrowings under the Credit Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$600 million	1.22%	$600 million

The Fund’s borrowings under its credit facility at July 31, 2012 of $600 million, equals approximately 23% of the Fund’s total assets (including the proceeds of such leverage). The Fund’s asset coverage ratio as of April 30, 2012 was 436%. See “Risks and Special Considerations—Leverage Risk” for a brief description of the Credit Agreement.

Assuming the utilization of leverage in the amount of 25% of the Fund’s total assets and an annual interest rate of 1.15% payable on such leverage based on market rates as of the date of this prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such leverage is approximately $7,528,172. Actual costs of leverage may be higher or lower than that assumed in the previous example.

Following the completion of an offering, the Fund may increase the amount of leverage outstanding. The Fund may engage in additional borrowings in order to maintain the Fund’s desired leverage ratio. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common stock than if leverage were not used. Interest on borrowings may be at a fixed or floating rate, and the interest at a floating rate generally will be based on short-term rates. The costs associated with the Fund’s use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common stock. As long as the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, the Fund will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to holders of common stock. Conversely, if the Fund’s return on such assets is less than the cost of leverage and other Fund expenses, the return to the holders of the common stock will diminish. To the extent that the Fund uses leverage, the net asset value and market price of the common stock and the yield to holders of common stock will be more volatile. The Fund’s leveraging strategy may not be successful. See “Risks and Special Considerations—Leverage Risk.”

The following table is designed to illustrate the effect on the return to a holder of the Fund’s common stock of leverage in the amount of approximately 23% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s investment portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common stock when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return	-10.0%	-5.0%	0.0%	5.0%	10.0%
Corresponding Common Stock Total Return	-13.6%	-7.0%	-0.4%	6.3%	12.9%

RISKS AND SPECIAL CONSIDERATIONS

An investment in the Fund involves certain risks and considerations, including risks and considerations not typically associated with funds that invest only in U.S. securities. These risks and considerations are described below.

General

The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests generally in a portfolio of fixed income securities. An investment in the Fund’s common stock may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

Investment and Market Risk

An investment in Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Asian-Pacific Region Risk

Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian-Pacific region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia-Pacific have historically experienced political uncertainty, corruption, military intervention and social unrest.

Additionally, the Fund may be more volatile than a fund which is broadly diversified geographically. Focusing on a single geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted geographical region (Asia-Pacific) likely will have a greater effect on portfolio performance than they would in a more geographically diversified fixed income fund.

Asian Risk. Since the Fund invests a significant portion of its assets in Asian securities, it is subject to general economic and political conditions in Asia. The Fund may be more volatile than a fund which is broadly diversified geographically. Additional factors relating to Asia that an investor in the Fund should consider include the following:

Political, Social and Economic Factors. The Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. Some governments in the Asian region are authoritarian in nature and influenced by security forces. For example, during the course of the last twenty-five years, certain governments in the region have been installed or removed as a result of military coups while others have periodically demonstrated their repressive police state nature. Disparities of wealth, among other factors, have also led to social unrest in some Asian countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan and Sri Lanka, have created social, economic and political problems.

Several Asian countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. For example, Thailand experienced border battles with Laos and India is engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea and the two countries technically remain in a state of war. In addition, North Korea’s nuclear weapons program has caused an increased level of risk of military conflict in the area.

Most of the economies of Asia are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of Asia. In addition, some of the economies of Asia, Indonesia and Malaysia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the Fund held in foreign countries. Governments in certain Asian countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of the Fund’s securities and its share price.

Market Characteristics. Most of the securities markets of Asia have substantially less volume than the NYSE, and equity securities of most companies in Asia are less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges in Asia, such as those in China, are in the early stages of their development. Many companies traded on securities markets in Asia are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. In some Asian countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities. Market quotations on many securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy.  Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. To the extent that any of the Asian countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

Brokerage commissions and other transaction costs on securities exchanges in Asia are generally higher than in the U.S. Settlement procedures in certain Asian countries are less developed and reliable than those in the U.S. and in other developed markets, and the Fund may experience settlement delays or other material difficulties. Securities trading in certain Asian securities markets may be subject to risks due to a lack of experience of securities brokers, a lack of modern technology and a possible lack of sufficient capital to expand market operations. The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of shares of the Fund.

There is also less government supervision and regulation of foreign securities exchanges, brokers, and listed companies in the Asian countries than exists in the United States.

In addition, existing laws and regulations are often inconsistently applied. As legal systems in Asian countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Less information will, therefore, be available to the Fund than in respect of investments in the U.S. Further, in certain Asian countries, less information may be available to a Fund than to local market participants. Brokers in Asian countries may not be as well capitalized as those in the U.S., so that they are more susceptible to financial failure in times of market, political, or economic stress.  In addition, accounting and auditing standards applied in certain Asian countries frequently do not conform with the generally accepted accounting principles (“GAAP”) used in the United States. The use of some accounting policies, such as the constant purchasing power method, can cause distortion in some cases. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.

Energy. Asia has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on Asian economies. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. However, there is no guarantee that this favorable trend will continue.

Natural Disasters. The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunamis), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist. The long-term economic effects of such geological factors on the Asian economy as a whole, and on the Fund’s investments and share price, cannot be predicted.

Investing in China. In addition to the risks listed under “Asian-Pacific Region Risk,” “Foreign Securities Risks” and “Developing and Emerging Markets Risk,” investing in China presents additional risks. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war and social unrest); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in efficiencies and dislocations.

Investment in China is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong as separate from China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Historically, investments in stocks, bonds, and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments approved by the CSRC (collectively referred to as “China Securities”) were not eligible for investment by non-Chinese investors. However, the China Securities Regulatory Commission (“CSRC”) may grant qualified foreign institutional investor (“QFII”) licenses that allow non-Chinese investors to invest in China securities. Each QFII is authorized to invest in China Securities only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”). AAMAL, the Fund’s investment manager, has received a QFII license and a specified quota to be invested in China Securities (the “Quota”). A portion of the Fund is invested in China Securities as part of the Quota granted to AAMAL.

The Quota for investment in China Securities is measured by AAMAL’s investments across all accounts that it manages that are invested in China Securities. Once the entire Quota is invested China Securities, aggregate investment capital and profits may not be repatriated for a minimum of one year. As long as this limitation applies, the China Securities will be subject to the Fund’s limits on investing in illiquid securities. Despite this limitation, individual China Securities held by the Fund may be bought and sold, as long as the aggregate amount invested in China Securities by

AAMAL clients, including the Fund, at least equals the Quota. Because the amount invested by the Fund in China Securities is subject to a lock-up period (at least for the first year and possibly thereafter), the China Securities will be considered illiquid and subject to the Fund’s limits on illiquid investments.

Under the current regulatory regime, the Fund would generally be permitted to repatriate profits after the expiration of the one-year lockup period. There can be no guarantee that SAFE will not extend this one-year period. Net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China, payment of all applicable taxes and approval by SAFE. Repatriation of principal is treated differently and would generally result in a reduction in the Quota, with no new injections of principal for QFII client accounts permitted without the QFII applying for and obtaining a new Quota, which cannot be guaranteed. After the first year, AAMAL has discretion to withdraw principal and net realized profits from investment in China Securities.

Although China law permits the use of nominee accounts for clients of investment managers who are QFIIs, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII. As a result, there is a risk that creditors of AAMAL may assert that AAMAL, and not the individual fund, is the legal owner of the securities and other assets in the accounts. AAMAL has obtained a legal opinion from Chinese counsel confirming that, as a matter of Chinese law, AAMAL as QFII has no ownership interest in the assets in the Fund accounts held as nominee accounts and the Fund will be ultimately and exclusively entitled to ownership of the assets in such nominee accounts. Nonetheless, if a court upholds a creditors’ assertion that the QFII assets belong to AAMAL as license-holder, then creditors of AAMAL could seek payment from the Fund’s investments in China Securities.

Australian Risk. Because the Fund invests a significant portion of its assets in Australian securities, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Australia, including fluctuations of Australian currency versus the U.S. dollar. Also, Australia is located in a part of the world that has historically been prone to natural disasters such as drought and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Australian economy.

Credit Risk

Investments in debt securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of securities with low credit ratings, especially in markets characterized by a low volume of trading.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. The Fund’s use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the

Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s common shares.

Foreign Securities Risk

Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Advisers endeavors to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.

Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See “—Foreign Currency Risk.”

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund’s Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country’s instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.

Developing and Emerging Markets Risk

Investing in the securities of issuers located in developing and emerging market countries (and to a certain extent non-U.S. developed market countries) involves special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, difficulties in dividend withholding reclaims procedures, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual developing and emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in a developing or emerging market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of developing and emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many developing and emerging market economies are considered to be more politically volatile than the developed markets. Investments in securities of issuers in countries other than the United States may involve greater political risk, including in some countries, the possibility of nationalization of assets, expropriation or confiscatory taxation, restrictions on repatriation, and the establishment of foreign exchange controls, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

The legal systems in many developing and emerging market countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other developed markets. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

Adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States or other developed market countries.

Due to their strong reliance on international trade, most developing and emerging market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.

Investments in developing and emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations or in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Investments in developing and emerging market countries may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Risk

The Fund may invest all of its assets in debt securities which are denominated in currencies other than the U.S. dollar. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by governments. A change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets. If the exchange rate for a non-U.S. currency declines compared to the U.S. dollar, the Fund’s NAV would decline. In addition, although much of the Fund’s income will be received or realized in non-U.S. currencies, the Fund is required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for a non-U.S. currency declines after the Fund’s income has been accrued and translated into U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time expenses are paid, the amount of non-U.S. currency required to be converted into U.S. dollars in order to pay such U.S. dollar expenses will be greater than the non-U.S. currency equivalent of the expenses at the time they were incurred.

The currencies of developing and emerging markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some developing and emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some developing and emerging markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). In addition, even though the currencies of some developing and emerging markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

Sovereign Debt Risk

Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

Corporate Debt Risk

The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Below Investment Grade Securities Risk

The Fund may invest up to 35% of its total assets in Asian debt securities which, at the time of investment, are rated below investment grade (i.e., securities that have been rated below BBB- by S&P or Baa3 by Moody’s) (also known as “junk bonds”) or, if unrated, are in the opinion of the Advisers, of equivalent quality. Among other things, investment in securities which are rated below investment grade requires skilled credit analysis and reduces the overall credit quality of the Fund’s portfolio.

Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings. The former will generally provide higher yields due to the higher premiums required by investors for taking the associated credit risk. Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Because rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Advisers will continuously monitor the issuers of securities held to determine whether the issuers have sufficient cash flows and profits to meet principal and interest payments.

The achievement of the Fund’s investment objectives will be more dependent on the Advisers’ own credit analysis than might be the case for a fund which invests in higher quality bonds. The Fund may retain a security the rating of which has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Issuers of lower quality debt securities tend to be highly leveraged. Those issuers may also not have available to them traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During these periods, issuers may not have sufficient revenue to meet their interest payment obligations. An issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain developing and emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as The World Bank, and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because these securities are generally unsecured and are often subordinated to higher ranking creditors of the issuer.

The Fund may also incur additional expense to the extent that it is required to seek recovery on a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in developing and emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse may be diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, are also of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in the event of default by the governments under commercial bank loan agreements.

The Advisers will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring such current trends as interest rates and political developments.

Leverage Risk

The Fund currently has a bank loan to finance investments as a form of leverage. The Fund also has authority to issue preferred stock or engage in reverse repurchase agreements to finance investments. Leverage entails particular risks for holders of the Fund’s common stock. The issuance of preferred stock would affect the amount of income available for distribution on the Fund’s common stock as well as the net asset value of the common stock and the voting rights of holders of common stock. Leverage would exaggerate the effects of both currency fluctuations and of market downturns or upturns on the net asset value and market value of the Fund’s common stock, as well as on distributions to holders of common stock. Leverage can also increase the volatility of the Fund’s net asset value, and expenses related to leverage can reduce the Fund’s income. In the case of leverage, if Fund assets decline in value so that legal asset coverage requirements for any borrowings or preferred stock would not be met, the Fund may be prevented from paying distributions, which could jeopardize its qualification for pass-through tax treatment, make it liable for excise taxes and/ or force it to sell portfolio securities at an inopportune time. Holders of preferred stock have the right to elect two directors, and such holders, as well as Fund creditors, have the right under certain circumstances to elect a majority of the Fund’s directors.

As noted above, the Fund currently leverages through borrowings from a credit facility. The Fund has entered into a revolving credit agreement with a syndicate of banks led by The Bank of Nova Scotia (the “Credit Agreement”) to borrow up to $600 million. Such borrowings constitute financial leverage. The Credit Agreement contains customary covenant, negative covenant and default provisions, including covenants that limit the Fund’s ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. In addition, the Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Agreement became effective. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). The covenants include a requirement that the Fund maintain net assets of no less than $1 billion. Such restrictions shall apply only so long as the Credit Agreement remains in effect.

Indebtedness issued under the Credit Agreement is not convertible into any other securities of the Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the Credit Agreement. The Fund may be required to prepay outstanding amounts under the Credit Agreement in the event of the occurrence of certain events of default. The Fund is expected to indemnify the lenders under the Credit Agreement against certain liabilities they may incur in connection with the Credit Agreement. The Fund is required to pay commitment fees under the terms of the Credit Agreement. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. The credit facility with The Bank of Nova Scotia may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, or the Fund may be unable to renew or replace its credit facility upon the termination of the current facility, possibly requiring it to sell portfolio securities at times or prices that are disadvantageous. Any of these situations could adversely impact income or total return to shareholders.

The Fund must comply with investment quality, diversification and other guidelines established by the credit facility. The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund’s common stockholders or its ability to achieve its investment objectives.  The Fund may also consider alternatives measures of obtaining leverage in the future.

Successful use of a leveraging strategy may depend on the Advisers’ ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Liquidity Risk

While the Fund ordinarily invests in debt securities for which there is an active secondary market, the Fund may invest in debt securities for which there is no established secondary market. The securities markets that exist in developing and emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are also often less developed than those in U.S. or other developed markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a non-U.S. broker-dealer, securities depository or non-U.S. subcustodian.

Liquidity in developing and emerging markets may be low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities. Market quotations on many non-U.S. debt securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

In addition, the markets for below investment grade securities may be substantially smaller, less developed, less liquid and more volatile than the markets for prime rated securities, which may make obtaining accurate market quotations for financial reporting purposes and for calculating net asset values more difficult. Market quotations on many sub-investment grade securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

The Fund may not be able readily to dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Illiquid securities generally trade at a discount.

Bank Loans Risk

Bank loans are generally subject to legal or contractual restrictions on resale. Bank loans are not currently listed on any securities exchange or automatic quotation system. As a result, there may not be a recognized, liquid public market for bank loan interests and it may be difficult for the Fund to value bank loans. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities. If the Fund acquires a participation interest in a loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

Asset-Backed Securities Risk

Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

Derivatives Risk

Consistent with its investment objectives, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate or a foreign currency (“derivatives”). Derivatives are most often used to manage interest rate, currency and credit risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives and any success in their use depends on a variety of factors including the ability of the Investment Manager, Investment Adviser and the Sub-Adviser to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•              an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

•              the possible absence of a liquid secondary market for any particular derivative at any time;

•              the potential loss if the counterparty to the transaction does not perform as promised;

•              the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•              the risk that the financial intermediary “manufacturing” the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•              because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•              the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

The Fund may use interest rate swaps to hedge the Fund’s liability with respect to its leverage. At present, the Fund has been authorized by its Board of Directors to hedge up to one-third of the Fund’s liability with respect to its leverage. This allows the Fund to lock in the relatively low current U.S. dollar interest rates with respect to up to 100% of the Fund’s leverage. A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to its leverage.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Advisers’ ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Advisers’ judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Advisers are under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to engage in hedging strategies. Even if the Advisers desire to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Manager monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common stock and dividends can decline.

Management Risk

The Investment Manager’s, the Investment Adviser’s or the Sub-Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk

The markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Tightening of credit conditions occurred just as a record amount of corporate bonds (as measured by transaction volume) were scheduled to enter the markets in the third quarter of 2007. This imbalance has caused a significant dislocation in the markets, marked by sharply widened credit spreads, delayed high yield bond offerings and a general reduction in liquidity. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities. In addition, during 2008, several major dealers of fixed income securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. These market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or decreases in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Shares.

Furthermore, because of the current conditions in the credit markets across the globe, issuers of fixed income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole.

These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund’s common stock. Extraordinary steps have been taken by the governments of several leading economic countries to combat the current economic crisis. The impact of these measures is not yet known and cannot be predicted.

Government Intervention in Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Advisers will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Conflicts of Interest Risk

The Investment Manager’s, the Investment Adviser’s and the Sub-Adviser’s advisory fees are based on net assets plus the amount of any borrowings for investment purposes. Consequently, the Advisers will benefit from an increase in the Fund’s net assets resulting from an offering. In addition, a Director who is an “interested person” (as such term is defined under the 1940 Act) of the Fund or a portfolio manager of the Fund could benefit indirectly from this offering because of such affiliations.

Net Asset Value Discount

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that net asset value will decrease. The Fund cannot predict whether its Shares in the future will trade at, below or above net asset value. This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Distribution Rate

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions any net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The Fund’s income distributions and its capital and currency gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.

If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders’ principal investment. Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objectives.

Non-Diversification Risk

The Fund is classified as a “non-diversified” management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a “diversified” management investment company under the 1940 Act. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

Anti-Takeover Charter Provisions

The Fund’s charter and bylaws contain several provisions that may be regarded as “anti-takeover” because they have the effect of maintaining continuity of management. Also, charter provisions subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers. See “Certain Provisions of the Maryland General Corporation Law and the Charter and Bylaws.”

Repurchase Agreement Risk

Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund’s ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.

Securities Lending Risk

In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Tax Risk

The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “Taxation.”

Tax Considerations

The Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If it so qualifies, it generally will be relieved of U.S. federal income tax on its investment company taxable income and net capital gains, if any, which it distributes to shareholders in accordance with requirements under the Code. In order to continue to meet the requirements of the Code applicable to regulated investment companies and to minimize its U.S. federal income tax liability, it is the Fund’s policy to distribute substantially all of its net income and capital gains, if any, to shareholders. To the extent that the Fund has earnings available for distribution, its distributions in the hands of shareholders may be treated as ordinary dividend income, although certain distributions may be reported by the Fund as capital gain distributions, which would be treated as long-term capital gain. Dividends and capital gains distributions paid by the Fund are not expected to qualify for the corporate dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares and, after the shareholder’s basis is reduced to zero, will constitute capital gains to the shareholder who holds his shares as capital assets.

Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the shareholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of shareholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund equal to their share of the foreign taxes paid by the Fund subject to U.S. withholding tax. Investors should review carefully the information discussed under the heading “Taxation” and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

MANAGEMENT OF THE FUND

The Board of Directors

The Board of Directors directs the management of the business and affairs of the Fund, including general supervision of the duties performed by the Investment Manager, the Investment Adviser, the Sub-Adviser and other service providers.

The Investment Manager, the Investment Adviser and the Sub-Adviser

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund (“AAMAL” or the “Investment Manager”) pursuant to an amended and restated management agreement dated as of April 3, 2009 (“Management Agreement”). Aberdeen Asset Management Limited serves as the investment adviser to the Fund (the “Investment Adviser”) and Aberdeen Asset Managers Limited serves as the sub-adviser to the Fund (the “Sub-Adviser”) pursuant to an amended and restated advisory agreement dated as of April 3, 2009 (the “Advisory Agreement”) and a sub-advisory agreement dated as of March 1, 2012 (the “Sub-Advisory Agreement”), respectively.

The Investment Manager, a Singapore corporation, manages the Fund’s investments and makes investment decisions on behalf of the Fund. The registered office of the Investment Manager is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Adviser, an Australian corporation, makes recommendations to the Investment Manager as to the specific portfolio securities to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith, and the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. In rendering investment advisory services, the Investment Adviser may use the resources of the Investment Manager. The registered office of the Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Sub-Adviser, a United Kingdom limited company, provides sub-advisory services to the Fund, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Board of Directors, and manages the portion of the Fund’s assets allocated to it by the Investment Manager. The registered office of the Sub-Adviser is located at Bow Bells House, 1 Bread Street, London, England, EC4M 9HH. The Investment Manager, the Investment Adviser and the Sub-Adviser are each affiliates of and wholly owned by Aberdeen Asset Management PLC (“Aberdeen PLC”).

Aberdeen PLC is the parent company of an asset management group managing approximately $286.5 billion in assets as of June 30, 2012 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

The Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1,750 million, and 0.45% of Managed Assets in excess of $1,750 million, computed based upon Managed Assets determined weekly and payable at the end of each calendar month.  Managed Assets of the Fund shall mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. During the period in which the Fund is utilizing leverage, the advisory fee payable to the Investment Manager will be higher than if the Fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the Managed Assets, including those purchased with leverage. The Fund is currently utilizing leverage. The Advisory Agreement provides that the Investment Manager will pay the Investment Adviser a fee computed at the annual rate of 0.25% of the Fund’s average weekly Managed Assets up to $1,200 million and 0.20% of such assets in excess of $1,200 million, computed based upon the value of the Managed Assets determined weekly and payable at the end of each calendar month. The Sub-Advisory Agreement provides that the Investment Manager will pay the Sub-Adviser an annual total fee of $100,000, payable in monthly increments.

For the fiscal year ended October 31, 2011, the Investment Manager earned management fees of $13,095,937 for management services; the Investment Adviser earned advisory fees of $2,637,842 for advisory services; and the Sub-Adviser earned sub-advisory fees of $100,000 for sub-advisory services.

Non-U.S.-Resident Directors and Officers

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. Neville J. Miles, Peter D. Sacks, P. Gerald Malone, Martin J. Gilbert, Paul Griffiths, Anthony Michael, Victor Rodriguez, Adam McCabe and Christian Pittard) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. None of the Directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors and officers within the United States or to effectively enforce judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the federal securities laws of the United States.

The Fund has been advised by local counsel in Australia, a foreign jurisdiction in which certain Fund Directors and/or officers reside, that there is doubt as to the enforceability in such jurisdiction of the civil liability provisions of the federal securities laws of the United States, whether or not the liabilities are based upon judgments of courts in the United States or are pursuant to original actions.

The Fund has been advised by local counsel in the United Kingdom, a foreign jurisdiction in which certain Fund Directors and/or officers reside, that it is uncertain whether the courts of that jurisdiction would adjudge civil liability against Directors and officers resident in that jurisdiction in an original action in such jurisdiction predicated solely on a violation of the federal securities laws of the United States. However, although there is no arrangement in place between the United Kingdom and the United States for the reciprocal enforcement of judgments, a final and conclusive monetary judgment against the Directors and officers in an original action predicated on such provisions rendered by a court in the United States may be enforceable by action or counterclaim or be recognized by the courts of the United Kingdom as a defense to an action or as conclusive of an issue in that action if it is not of a penalty or revenue nature, remains valid and enforceable in the court in which it was obtained and has not been set aside, was not obtained by fraud or otherwise than in accordance with the principles of natural justice, the enforcement would not be contrary to public policy of the United Kingdom and the United States court had jurisdiction in respect of the defendant in the original action in accordance with the English rules of private international law.

Portfolio Management

The following persons have primary responsibility for the day-to-day management of the Fund’s portfolio. The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Anthony Michael, Head of Fixed Income — Asia (Investment Manager) — Anthony Michael is responsible for the management and investment performance of Aberdeen’s non-Japan Asia fixed income and capital market products as well as a member of the interest rate team. Mr. Michael joined Aberdeen in 2007 following the acquisition of Deutsche Asset Management’s Fixed Income and Equity businesses. Mr. Michael held the position of director/senior portfolio manager with Deutsche in Sydney for five years, and was responsible for the development and implementation of fixed income and foreign exchange strategies. He was also a member of the global strategy group, the global insurance group and was a member of the tactical asset allocation committee. Previously, Mr. Michael worked in similar roles with the Zurich Scudder Group, Perpetual Funds Management Australia and the ING Group.

Mr. Michael has a BEcon and a MEc in Economics from Macquarie University, Australia, an MComm in Applied Finance from the University of New South Fund Management Wales and a Graduate Diploma in Securities studies from the Securities Institute of Australia.

Scott Bennett, Head of Asian Credit (Investment Manager) — Scott Bennett is head of Asian credit on the Asian fixed income desk. Mr. Bennett joined Aberdeen in 2008 from ABN AMRO Bank where, from 2005 to 2007, he was a Director and a trader of fixed income instruments. Previously, from 2000 to 2005, Mr. Bennett worked for Citigroup as a Director in the Fixed Income Credit Department. Prior to that, he worked for Schroders in Bangkok (1996 - 1998) and New York City (1998 - 2000) as an associate in the investment banking department and as an associate in the Fixed Income Research Department, respectively. Mr. Bennett graduated with a Bachelor’s Degree in Economics from the Johns Hopkins University and obtained a diploma in International Studies from the Paul H. Nitze School of Advanced International Studies in Bologna, Italy.

Kenneth Akintewe, Portfolio Manager (Investment Manager) — Kenneth Akintewe is a portfolio manager on the Asia Pacific fixed income desk. Mr. Akintewe joined Aberdeen in 2002, working first on the global equities desk in Glasgow before moving to the global fixed income team in London in 2003. In his role as assistant fund manager he transferred to Aberdeen’s Singapore office in 2004 to facilitate the incorporation of Asian fixed income into global bond portfolios, before joining the Asian fixed income team in 2005 to focus on Asian local currency, interest rate and foreign exchange strategy. Mr. Akintewe has an MA in Economics and an MSc in International Banking and Financial Studies from Heriot-Watt University, Edinburgh, UK.

Victor Rodriguez, Head of Fixed Income — Australia (Adviser) — Victor Rodriguez is the Head of Australian Fixed Income and part of the Macro Credit Strategy Group and the Risk Oversight Group. Mr. Rodriguez joined Aberdeen in 2009 following the acquisition of Credit Suisse Asset Management (Australia) Limited. Mr. Rodriguez joined Credit Suisse Asset Management in 1995 as a member of the fixed income team and became a senior member of the team, specialising in credit strategies. Prior to this, Mr. Rodriguez spent two years working with Westpac Financial Services as an investment analyst.

Mr. Rodriguez graduated from the University of Sydney with a Bachelor of Economics degree. He is also a Certified Practicing Accountant and holds a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia.

Nick Bishop, Senior Investment Manager (Investment Adviser) — Nick Bishop joined Aberdeen in 2007, following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited. He spent two years at Canada Life Insurance Co as a financial services consultant before joining Deutsche in 1998. Mr. Bishop was a member of the UK macro team, helping to formulate and implement interest rate strategy before becoming a fund manager and credit analyst within the credit team.

Mr. Bishop graduated from the University of Sheffield with a First Class Honours degree in Law and Criminology. He is also a CFA Charterholder and member of the CFA Institute.

Administrator

Aberdeen Asset Management Inc. (“AAMI”), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, an affiliate of the Investment Manager, Investment Adviser, and Sub-Adviser is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly. The annual fee rate is equal to 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% between $1 billion and $2 billion, and 0.075% in excess of $2 billion, computed based upon the value of the Managed Assets determined at the end of each week.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. During the year ended October 31, 2011, the Fund incurred fees of approximately $499,444. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Sub-Administrator

State Street Bank and Trust Company (“State Street”), One Heritage Drive, North Quincy, MA 02171, is the sub-administrator for the Fund and certain other affiliated funds.

Custodian

State Street acts as the Fund’s custodian.

Transfer Agent

Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940, serves as the Fund’s stock transfer agent and dividend paying agent.

EXPENSES

The Fund pays all of its expenses, including organization expenses; fees of the Investment Manager, Administrator, Sub-Administrator, custodian and dividend disbursing and stock transfer agent; fees of Directors who are not interested persons (as defined in the 1940 Act); out of pocket expenses of all Fund Directors and officers, including those affiliated with Fund management which may be reimbursed under the Fund’s reimbursement policy regarding fund-related expenses; other expenses related to meetings of Directors; legal fees and expenses; costs of insurance; costs of shareholders’ meetings, proxy statements and shareholder reports; investors’ relation fees and expenses; interest expenses; taxes and governmental fees, including original issue taxes or transfer taxes related to portfolio transactions; brokerage commissions and other portfolio transaction expenses; auditing and accounting fees and expenses; and costs of regulatory filings and compliance.

DIVIDENDS AND DISTRIBUTIONS

It is the Fund’s policy to continue to meet the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and capital gains, if any, to shareholders.

The Board of Directors has authorized a managed distribution policy for the Fund (“MDP”) of paying monthly distributions at an annual rate, set once a year. The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid in capital, which is a non-taxable return of capital. The policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s MDP exemptive order.  The amounts and sources of distribution reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations.  The Fund will send shareholders a Form 1099-DIV for the calendar year that tells shareholders how to report the distributions for federal income tax purposes.

The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the MDP, which is to provide investors with a stable monthly distribution. The Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.  Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the MDP.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) of the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. The Fund may estimate that it has distributed more than its income and net realized capital gains; therefore, a portion of a shareholder’s distribution may be a return of capital.  A return of capital may occur, for example, when some or all of the money that a shareholder invested in the Fund is paid back to the shareholder.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield,” “income” or “profit.”  Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower long-term capital gains rate. If the total distributions made in any calendar year exceed investment company taxable income and net capital gain, such excess distributed amount would be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

The payment of distributions in accordance with the MDP may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The MDP may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold or hold securities that it would liquidate, for the purpose of paying the distribution. The MDP may, under certain circumstances, cause the amounts of taxable distributions to exceed the levels required to be distributed under the Code (i.e., to the extent the Fund has capital losses in any taxable year, such losses may be carried forward to reduce the amount of capital gains required to be distributed in future years; if distributions in a year exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carryforwards reduce the required amount of capital gains distributions in that year). The Board of Directors has the right to amend, suspend or terminate the MDP at any time. The amendment, suspension or termination of the MDP may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN

Computershare Trust Company, N.A. sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”) which is available to shareholders. Additional information about the Plan and a brochure that includes the terms and conditions of the Plan may be obtained at www.computershare.com/buyaberdeen or by calling Computershare Trust Company, N.A. at 1-800-647-0584. For both purchases and reinvestment purposes, shares acquired through the Plan will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

The Fund and Its Investments

The Fund has qualified and expects to continue to qualify and elect to be treated as a regulated investment company for each taxable year under the Code. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities. As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and net realized capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of the sum of its net investment income and net realized short-term capital gains, after taking into account certain required adjustments) for the taxable year is distributed, but the Fund will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Furthermore, the Fund will be subject to a U.S. corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to satisfy this distribution requirement.

The Fund intends to distribute annually to its shareholders all of its net investment income and net realized short-term capital gains. The Board of Directors will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers from prior years). The Fund currently expects to distribute any such excess annually to its shareholders.

The Fund maintains and will continue to maintain accounts and calculate income in U.S. dollars. In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and gains and losses from the disposition of foreign currencies and certain hedging instruments will be treated as ordinary income or loss.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to straddle and other special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.

Dividends and Distributions

Distributions to shareholders of investment company taxable income willbe taxable as ordinary income to the extent of the Fund’s earnings and profits, whether such distributions are paid in cash or reinvested in additional shares. Distributions of net long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund’s shares. Dividends and distributions paid by the Fund will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares and, after the shareholder’s basis is reduced to zero, will constitute capital gains to a shareholder who holds his shares as capital assets.

With respect to income dividends or capital gains distributions payable either in shares of the Fund’s common stock or in cash, shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount. With respect to income dividends or capital gains distributions payable only in cash, shareholders receiving a distribution in the form of shares of common stock purchased in the open market will be treated for U.S. federal income tax purposes as receiving a distribution on the cash distribution that such shareholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

If the total distributions made in any year exceed the sum of: (i) investment company taxable income and net tax-exempt income determined in each case without regard to the deduction for dividends paid, and (ii) net capital gain (defined as net long-term capital gains in excess of net short-term capital losses, including in the form of loss carryforwards), also determined without regard to any deduction for capital gain dividends paid, such excess distributed amount may be a tax-free return of capital to the extent of a shareholder’s adjusted tax basis in the shareholder’s Shares.  After such adjusted tax basis is reduced to zero, the distribution would be taxable as capital gain (assuming the Shares are held as capital assets).  In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment, rather than making a distribution that is funded from the Fund’s earned income or other profits.  Although return of capital distributions may not be taxable, such distributions would be the basis of a shareholder’s Shares and therefore may increase a shareholder’s tax liability for capital gains upon a sale of Shares.

Beginning in 2013, a 3.8% Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If a shareholder is neither a lawful permanent resident nor a citizen of the United States or if he is a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and on redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into an agreement with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A shareholder may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.  Foreign companies may impose upon the Fund reporting and other eligibility requirements for such tax conventions to apply.  For taxable years beginning on or before December 31, 2012, distributions of investment company taxable income reported by the Fund as derived from qualified dividend income will be taxable to individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the individual and the Fund. Qualified dividend income generally includes dividends from domestic corporations and dividends from “qualified foreign corporations.” The determination of whether a particular foreign corporation is a qualified foreign corporation for U.S. federal income tax purposes depends on various factors. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of the dividends, if any, that it will receive from foreign corporations will be treated as qualified dividend income.  A portion of the Fund’s investment income may be treated as dividend income.

By law, a shareholder’s dividends and redemption proceeds will be subject to a withholding tax if he has not provided a taxpayer identification number or social security number or the number that he has provided is incorrect.

Sales of Shares

Upon the sale or exchange of shares held as a capital asset, a shareholder will realize a taxable capital gain or loss depending upon the amount realized and his basis in his shares. Such gain or loss will be treated as long-term or short-term capital gain or loss depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or through the reinvestment of dividends and capital gains distributions in the Fund under the Plan, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares, will be disallowed. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for tax purposes as long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such share.

Notices

Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND THE CHARTER AND BYLAWS

The Maryland General Corporation Law and the Fund’s charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire the Fund by means of a tender offer, proxy contest or otherwise.  These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors.  The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.  These provisions may deprive shareholders of certain opportunities to sell their shares at a premium over prevailing market prices. The following is only a summary and is qualified in its entirety by reference to the Fund’s charter and bylaws, and to the provisions of the Maryland General Corporation Law.

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets or engage in a share exchange, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these and other matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund has such a charter provision, but it is not applicable to certain transactions requiring a vote of at least 75% of the Fund’s Common and Preferred Stock, voting as a single class. Such transactions include (i) charter amendments to make the common stock a redeemable security, unless approved by a vote of 75% of the Continuing Directors (as defined below), (ii) any shareholder proposal as to specific investment decisions with respect to the Fund’s assets, and (iii) any Business Combination, unless either (A) the Business Combination is approved by a vote of 75% of the Continuing Directors or (B) certain requirements regarding the consideration to be paid in the Business Combination and other conditions set forth in the Fund’s charter are satisfied. The term “Business Combination” means (A) any merger or consolidation of the Fund with any other person, (B) the liquidation or dissolution of the Fund, (C) sale, lease, exchange or other transfer of assets valued at $1,000,000 or more (except for transactions effected in the ordinary course of the Fund’s investment activities), and (D) certain issuances or transfers of any securities of the Fund in exchange for cash, securities or other property (excluding sales or issuances of Fund securities in connection with a public offering, or pursuant to a Fund dividend reinvestment plan, or upon exercise of stock subscription rights distributed by the Fund). The term “Continuing Director” means any member of the Board of Directors who is not an Interested Party or an affiliate of an Interested Party and who has been such a member for at least 12 months or who is a successor of a Continuing Director and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.  An “Interested Party” includes any person, other than an investment company advised by the Investment Manager or any of its affiliates, which proposes to enter into a Business Combination with the Fund.

The charter has no special provisions for statutory share exchanges under Maryland law, which may be approved by the affirmative vote of the holders of a majority of the total number of all classes of the Fund’s stock outstanding and entitled to vote thereon.

The Fund, by supplement to its charter, has elected to be subject to certain provisions of Maryland law that make it more difficult for challengers to gain control of the Board. Articles Supplementary approved by the Board of Directors in 2000 subject the Fund to certain provisions of Subtitle 8 of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions: (i) provide that the shareholders of the Fund may remove any Director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the shareholders generally in the election of Directors (and since the Fund’s directors have been divided into classes, a director may not be removed without cause), (ii) require that the number of Directors of the Fund shall be fixed only by the vote of the Board of Directors, (iii) provide that a vacancy on the Board of Directors due to an increase in the size of the Board or the death, resignation or removal of a Director, may be filled only by the affirmative vote of the majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and (iv) provide that the Secretary of the Fund may call a shareholder-requested special meeting only on the written request of the shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

Additionally, as described below, the Fund’s bylaws contain certain provisions that may tend to make a change of control of the Fund more difficult.

The bylaws:

1. Provide for three classes of Directors elected by common shareholders, with staggered terms. Each year, directors are elected for three-year terms and until their successors are duly elected and qualify. Only one class of those Directors is up for election each year, so that two years would be required to change a majority of the Fund’s Directors.

2. Establish procedures for shareholder-requested special meetings upon the written request of shareholders entitled to cast not less than a majority of all the votes cast at such meeting, including procedures for setting the record date for the shareholders entitled to request a special meeting, procedures for setting the record date for the meeting and the time, place and date of the meeting and specific provisions governing who shall chair the meeting. Consistent with the Maryland General Corporation Law, shareholders requesting a meeting would be required to disclose the purpose of the meeting and the matters to be proposed for action at the meeting.

3. Require a shareholder to give written advance notice and other information to the Fund of the shareholder’s nominees for Directors and proposals for other business to be considered at shareholders meetings.

4. Establish qualifications for Fund Directors. These qualifications are designed to assure that individuals have the type of background and experience necessary to provide competent service as Directors of a closed-end fund that invests in fixed income globally. To qualify as a nominee for a Fund Directorship, a candidate must (a) have at least 5 years’ experience in either investment management, economics, public accounting or Australian business; (b) have a college undergraduate degree in economics, finance, business administration, accounting, or engineering, or a professional degree in law, engineering, or medicine from an accredited university or college in the United States, Australia, the United Kingdom, Canada or New Zealand or the equivalent degree from an equivalent institution of higher learning in another country; and (c) not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country. In addition, the Fund’s Nominating and Corporate Governance Committee shall apply the Fund’s Conflict of Interest and Corporate Opportunities Policy as a standard in selecting nominees to ensure that an incumbent nominee has not violated the Policy and that a non-incumbent nominee would not be in violation of the Policy if elected. Directors who served in such capacity as of September 13, 2004, the initial date of adoption of the qualifications for Fund Directors are exempted from these requirements (except compliance with the Fund’s conflict of interest policy) because they had become qualified through past experience as Directors of the Fund. Nevertheless, almost all current Directors satisfy the Fund’s qualification requirements. No person shall be qualified to be a Director unless the Nominating and Corporate Governance Committee, in consultation with Fund counsel, determines that such person, if elected, would not cause the Fund to be in violation of applicable law, regulation or regulatory interpretation, the Fund’s charter or any general policy adopted by the Board regarding retirement age or specifying proportions of Directors who may be “interested persons,” as defined in the 1940 Act.

5. Provide that a director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote in the election of such director.

6. Reserve to the Board the exclusive power to adopt, alter, or repeal any provision of the bylaws or to make new bylaws, unless otherwise provided in the bylaws.

7. Provide that Directors and officers are entitled to indemnification and that the Fund may pay or reimburse expenses of Directors and officers to the maximum extent permitted by Maryland law and the 1940 Act.

PLAN OF DISTRIBUTION

We may sell Shares through underwriters or dealers, directly to one or more purchasers (including existing shareholders in a rights offering), through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our Shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale. In the case of a rights offering, the applicable Prospectus Supplement will set forth the number of our Shares issuable upon the exercise of each right and the other terms of such rights offering.

The distribution of our Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices.

We may sell our Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act of 1933 (the “Securities Act”) for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our Shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum amount of all compensation to be received by any Financial Industry Regulatory Authority (“FINRA”) member or independent broker-dealer will not exceed eight percent for the sale of any securities being offered pursuant to Rule 415 under the Securities Act. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements. In connection with any rights offering to existing shareholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Shares remaining unsubscribed after the rights offering.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our Shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our Shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Fund, the Investment Manager, the Investment Adviser or the Sub-Adviser is a party.

$375,000,000

Shares of Common Stock

ABERDEEN ASIA-PACIFIC

INCOME FUND, INC.

PROSPECTUS

August 17, 2012

25,000,000 Shares of Common Stock

ABERDEEN ASIA PACIFIC INCOME FUND, INC.

PROSPECTUS SUPPLEMENT

August 17, 2012

Until September 11, 2012 (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Additional Information

August 17, 2012

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company, registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund’s prospectus, dated August 17, 2012 (the “Prospectus”) and any related prospectus supplement.  This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Fund’s shares, and investors should obtain and read the Prospectus and any related prospectus supplement prior to purchasing such shares.  Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any related prospectus supplement.

You may call 1-800-522-5465 or email InvestorRelations@aberdeen-asset.com to obtain, free of charge, copies of the Prospectus and any related prospectus supplement.  The Fund’s Prospectus is also available on the Fund’s website at www.aberdeenfax.com. You may also obtain a copy of the Prospectus on the SEC’s website (http://www.sec.gov).

No person has been authorized to give any information or to make any representations not contained in the Prospectus or any related prospectus supplement or in this Statement of Additional Information in connection with the offering made by the Prospectus and any related prospectus supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.  The Prospectus and any related prospectus supplement and the Statement of Additional Information do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

TABLE OF CONTENTS

HISTORY OF THE FUND	S-1

MANAGEMENT OF THE FUND	S-1

PRINCIPAL HOLDERS OF SECURITIES	S-9

INVESTMENT MANAGEMENT, INVESTMENT ADVISORY SUB-ADVISORY AND OTHER AGREEMENTS	S-10

CODE OF ETHICS	S-14

PORTFOLIO MANAGERS	S-14

PORTFOLIO TRANSACTIONS AND BROKERAGE	S-17

PROXY VOTING POLICIES AND PROCEDURES	S-20

TAXATION	S-20

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT	S-26

EXPERTS	S-27

LEGAL MATTERS	S-27

FINANCIAL STATEMENTS	S-27

APPENDIX A	SA-1

APPENDIX B	SB-1

2

HISTORY OF THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act.  The Fund was incorporated under the laws of the State of Maryland on March 14, 1986, under the name “The First Australia Prime Income Fund, Inc.”  Effective May 1, 2001, the Fund’s name was changed to “Aberdeen Asia-Pacific Income Fund, Inc.”

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors (“Board”).  The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Investment Manager, Investment Adviser, Sub-Adviser, Administrator, Sub-Administrator, custodian and transfer agent. The Independent Directors (as defined below) ratify the agreement with the Fund’s independent registered public accounting firm.  The officers of the Fund serve at the pleasure of the Board of Directors.  Aberdeen Asset Management Asia Limited (“AAMAL” or the “Investment Manager”) serves as the investment manager to the Fund. Aberdeen Asset Management Limited serves as the investment adviser to the Fund (“AAML” or the “Investment Adviser”). Aberdeen Asset Managers Limited serves as the sub-adviser to the Fund (the “Sub-Adviser”).

The Fund’s charter and bylaws provide that the Board of Directors be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.  Each year the term of office of one class expires.  The names of the Directors and officers of the Fund, and their addresses, year of birth and principal occupations, during the past five years, are provided in the tables below.  Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund are included in the table entitled “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below, and elsewhere in this Statement of Additional Information (“SAI”), as “Independent Directors.”

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past Five Years

Independent Directors

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Year of birth: 1950	Chairman of the Board; Class II Director	Term expires 2014; Director since 2001	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Trustees of the Aberdeen Funds and Aberdeen Global Income Fund, Inc. He also previously served as a director of Regent-GM Ltd. (pharmaceutical manufacturing).	31	None

Neville J. Miles The Warehouse 5 Bennett Place Surry Hills NSW 2010 Australia Year of birth: 1946	Class I Director	Term expires 2013; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a	31	None

			number of Australian companies.

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of birth: 1948	Class III Director	Term expires 2015; Director since 1986	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004, a Director of Alexandria Bancorp (international banking and trust services) since 1989, and a Director of National Foreign Trade Council (international trade) since 1983.	3	None

Peter D. Sacks c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of birth: 1945	Class II Director	Term expires 2014; Director since 1993	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	31	None

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Year of birth: 1942	Class I Director	Term expires 2013; Director since 1986	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director of Macquarie AIR-serv Holding, Inc. (automotive services) since 2006, Director of Smarte Carte, Inc. (airport services) from 2007 until 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	31	None

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of birth: 1955	Class III Director; Vice President	Term as Director expires 2015; Director since 2001

Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager, Investment Adviser and Investment Sub-Adviser, since 1983. He was President of the Fund, Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset

				32	None

Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert has also served as Trustee of Aberdeen Funds since December 2007.

*                                         Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc. and Aberdeen Funds have a common investment adviser and/or sub-adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager, Investment Adviser and Sub-Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**                                  Mr. Gilbert is deemed to be an interested person because of his affiliation with the Investment Manager, the Investment Adviser and the Sub-Adviser and their parent company.

Additional Information about the Directors

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Investment Manager, the Investment Adviser and the Sub-Adviser (collectively, the “Advisers”), other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Director can make to the Board and the Fund.  A Director’s ability to perform his duties effectively may have been attained through the Director’s executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.  In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director in addition to the information set forth in the table above: Mr. Gilbert, Chief Executive Officer and director roles within the Aberdeen complex, board experience and accounting and legal background; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Miles, financial services, investment management and executive experience and board experience with various Australian public and private companies; Mr. Potter, financial services, investment management and merchant banking experience, executive and consulting experience, and board experience with public companies and non-profit organizations; Mr. Sacks, accounting background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; and Mr. Sheehy, executive experience at venture capital and investment banking firms, as well as board experience at several public and private companies.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Officers Who Are Not Directors

The names of the officers of the Fund who are not Directors, their addresses, year of birth and principal occupations during the past five years are provided in the table below:

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of birth: 1977	Vice President and Chief Compliance Officer	Since March 2011

Currently, Vice President and Head of Compliance — US for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Jeff was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009), Vice President, Compliance at Davenport & Company LLC (2003-2006) and an Examiner with the NASD (2000-2003).

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of birth: 1977	Assistant Treasurer	Since 2009

Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Ferrari was an Accounting Analyst at Delaware Investments.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of birth: 1974	Vice President	Since 2009

Currently, Head of Product and Vice President of Aberdeen Asset Management Inc. (since 2005). Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Paul Griffiths*** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of birth: 1967	Vice President	Since 2010

Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC. Mr. Griffiths joined Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was formerly Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of birth: 1976	Assistant Secretary	Since 2008

Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of birth: 1974	Vice President, Secretary	Since 2008

Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two	Vice President	Since 2011

Currently, senior portfolio manager on the Aberdeen fixed income — Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr.

Singapore 049480 Year of birth: 1979			McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of birth: 1969	Treasurer	Since 2009

Currently, Head of Fund Accounting and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Anthony Michael*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of birth: 1963	Vice President	Since 2008

Currently, Head of Fixed Income — Asia for Aberdeen Asset Management Asia Limited. Mr. Michael joined Aberdeen through the acquisition of Deutsche Asset Management’s Australian Fixed Income business in June 2007. Previously, Mr. Michael was Director and Senior Portfolio Manager at Deutsche (2002-2007).

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of birth: 1978	Vice President	Since 2008

Currently, Director, Vice President and Head of Legal—Americas for Aberdeen Asset Management Inc. (since 2010). Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Christian Pittard** Aberdeen Asset Managers Limited One Bow Churchyard London EC4 M9HH United Kingdom Year of birth: 1973	President	Since 2009

Currently Group Head of Product Development for Aberdeen Asset Managers Limited. Previously Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Adviser Investment Adviser and Investment Sub-Adviser) (from 2000 to May 2005).

Victor Rodriguez*** Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia Year of birth: 1971	Vice President	Since 2009

Currently, Head of Fixed Income — Australia for Aberdeen Asset Management Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited following the acquisition of Credit Suisse Asset Management (Australia) Limited. Mr. Rodriguez was formerly a member of the fixed income team at Credit Suisse Asset Management since 1995.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of birth: 1971	Vice President	Since 2008

Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

*                 Officers hold their positions with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders.  The officers were last elected on March 7, 2012.

**          Messrs. Cotton, Goodson, Keener and Pittard, and Mses. Ferrari, Kennedy, Melia, Nichols and Sitar hold an officer position(s) with one or more of the following: Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The India Fund, Inc., The Asia Tigers Fund, Inc. and Aberdeen Funds, each of which may be deemed to be a part of the same “Fund Complex” as the Fund.

***  Messrs. Griffiths, Michael and Rodriguez hold the same position with Aberdeen Global Income Fund, Inc. which may be deemed to be part of the same “Fund Complex” as the Fund.

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. P. Gerald Malone, Martin J. Gilbert, Neville J. Miles, William J. Potter, Peter D. Sacks, Paul Griffiths, Adam McCabe, Anthony Michael, Christian Pittard and Victor Rodriguez) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States.  None of the Directors or officers has authorized an agent in the United States to receive notice.

The Fund’s charter and bylaws provide that the Fund shall indemnify its current and former Directors and officers against liabilities and expenses, and that such Directors and officers shall be entitled to advances from the Fund for payment of reasonable expenses incurred by them to the maximum extent permitted by the Maryland General Corporation Law and the 1940 Act in connection with matters as to which they are seeking indemnification in which they may be involved because of their position with the Fund.

The Fund has entered into a separate agreement with each of the Fund’s Directors, pursuant to which the Fund has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Fund, to the maximum extent permitted by the Maryland General Corporation Law and the 1940 Act.

Board and Committee Structure

The Board of Directors is composed of five Independent Directors and one Interested Director, Martin Gilbert. The Fund’s charter and bylaws provide that the Board shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. The Board has appointed Mr. Malone, an Independent Director, as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Directors and the Fund’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee, a Contract Review Committee, a Nominating and Corporate Governance Committee, a Cost Review Committee and a Leverage Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters.  The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks.  The standing Committees currently conduct an annual review of their responsibilities and operations, including their charter, if any.  The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure.  Each Committee is comprised entirely of Independent Directors.  The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Directors, coupled with an Independent Director as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non-audit work of the Fund’s independent registered public accounting firm, and reviews compliance by the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters.  The members of the Fund’s Audit and Valuation Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Fund’s Valuation and Liquidity Procedures.  The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewing or amending the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements.  The members of the Fund’s Contract Review Committee are Messrs. Neville J. Miles, William J. Potter and John T. Sheehy.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund.  It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager, Investment Adviser and Sub-Adviser and other principal service providers.  The Committee generally meets twice annually to identify and evaluate nominees for Director and makes its recommendations to the Board at the time of the Board’s December meeting or otherwise as necessary.  The Committee also periodically reviews Director compensation and will recommend any appropriate changes to the Board as a group.  The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.  The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles and William J. Potter.

The Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall diversity of the Board’s composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. The Nominating and Corporate Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Investment Manager and its affiliates. The Nominating and Corporate Governance Committee will consider potential director candidates, if any, recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors, and (ii) are not “interested persons” of the Fund, as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the NYSE AMEX listing standards and any other exchange on which the Fund’s shares are listed.

The Fund’s bylaws contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years’ experience in either investment management, economics, public accounting or Australian business; (ii) a nominee shall have a college undergraduate or graduate degree in economics, finance, business administration, accounting or engineering, or a professional degree in law, engineering, or medicine, from an accredited university or college in the United States, Australia, the United Kingdom, Canada or New Zealand, or the equivalent degree from an equivalent institution of higher learning in another country; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

The Fund’s bylaws also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Shareholders who intend to propose potential director candidates must substantiate compliance with these requirements. Notice of shareholder proposals must be provided to the Fund’s Secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement. Any shareholder may obtain a copy of the Fund’s bylaws by calling the Investor Relations department of Aberdeen Asset Management Inc., the Fund’s investor relations services provider, toll-free at 1-800-522-5465, or by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Cost Review Committee

The Cost Review Committee reviews on an ongoing basis the fees and expenses incurred by the Fund, to ensure that such expenses are commensurate with the services provided. The members of the Fund’s Cost Review Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

Leverage Committee

The Leverage Committee monitors the Fund’s leverage and reviews leverage options for the Fund. The members of the Fund’s Leverage Committee are Messrs. P. Gerald Malone, Peter D. Sacks and John T. Sheehy.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Day-to-day risk management functions are subsumed within the responsibilities of AAMAL, who carries out the Fund’s investment management and business affairs, and also by AAML, the Sub-Adviser, and other service providers in connection with the services they provide to the Fund. Each of AAMAL, AAML, the Sub-Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, AAMAL, AAML, the Sub-Adviser and the Fund’s other service providers (including the Fund’s transfer agent), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires AAMAL to report to the Board on other matters relating to risk management on a regular and as-needed basis.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in Fiscal 2011

 During the Fund’s fiscal year ended October 31, 2011, the Board of Directors held four regular meetings; the Audit and Valuation Committee held four meetings; the Contract Review Committee held one meeting, the Nominating and Corporate Governance Committee held two meetings; the Cost Review Committee held one meeting; and the Leverage Committee held five meetings.

Ownership of Securities by Directors and Officers

The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and officers.

As of October 31, 2011, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies*

Independent Directors
P. Gerald Malone	$1 - $10,000	$10,001 - $50,000
Martin J. Gilbert	$1 - $10,000	$10,001 - $50,000
Neville J. Miles	$1 - $10,000	$10,001 - $50,000
William J. Potter	$1 - $10,000	$10,001 - $50,000
Peter D. Sacks	$50,001 - $100,000	Over $100,000
John T. Sheehy	$1 - $10,000	$10,001 - $50,000

*                 Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The India Fund, Inc., The Asia Tigers Fund, Inc. and Aberdeen Funds, all of which may be deemed to be in the same Family of Investment Companies.

As of October 31, 2011, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager, Investment Adviser, Sub-Adviser, or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager, Investment Adviser or Sub-Adviser.

As of the date of this Statement of Additional Information, none of the Independent Directors or their immediate family members owned any shares of the Fund’s principal underwriter, or of any person directly or indirectly controlling, controlled by, or under common control with, the Fund’s principal underwriter.

As of August 10, 2012, the Directors and officers of the Fund owned less than 1% shares of the Fund’s common stock.

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2011.  Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or Directors, respectively.

Compensation Table

Fiscal Year Ended October 31, 2011

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*
P. Gerald Malone	$51,500	$0	$0	$197,500 (30)
Martin J. Gilbert	$0	$0	$0	$0 (29)
Neville J. Miles	$37,417	$0	$0	$122,000 (30)
William J. Potter	$32,000	$0	$0	$102,500 (3)
Peter D. Sacks	$36,583	$0	$0	$162,500 (30)
John T. Sheehy	$41,167	$0	$0	$176,250 (30)
Brian Sherman**	$32,000	$0	$0	$67,500 (2)

*                 The number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2011.

**          Mr. Sherman resigned from the Fund as of July 24, 2012.

PRINCIPAL HOLDERS OF SECURITIES

To the best of the Fund’s knowledge, based upon filings made by the respective entities with the SEC, as of July 31, 2012, no entity beneficially owned five percent or more of the voting securities of the Fund.

INVESTMENT MANAGEMENT, INVESTMENT ADVISORY, SUB-ADVISORY AND OTHER AGREEMENTS

Background

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund pursuant to an amended and restated management agreement dated as of April 3, 2009 (“Management Agreement”). Aberdeen Asset Management Limited serves as the investment adviser to the Fund pursuant to an amended and restated advisory agreement dated as of April 3, 2009.  Aberdeen Asset Managers Limited serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement dated as of March 1, 2012 (the “Sub-Advisory Agreement”).  Previously, Aberdeen Asset Management Investment Services Limited, which was merged into Aberdeen Asset Managers Limited, was the Fund’s sub-adviser. There has been no change to the portfolio management team or the level or nature of the services provided to the Fund and the same resources available to Aberdeen Asset Management Investment Services Limited for the management and compliance oversight of the Fund are available to Aberdeen Asset Managers Limited.

The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund. The Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith and the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. In rendering investment advisory services, the Investment Adviser may use the resources of the Investment Manager.  The Sub-Adviser provides sub-advisory services to the Fund, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, and manages the portion of the Fund’s assets allocated to it by the Investment Manager.  The Investment Manager, the Investment Adviser and the Sub-Adviser are each affiliates of and wholly owned by Aberdeen Asset Management PLC (“Aberdeen PLC”).

The Investment Manager, Aberdeen Asset Management Asia Limited, is a Singapore corporation incorporated in 1991.  The registered office of the Investment Manager is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Adviser, Aberdeen Asset Management Limited, is an Australian corporation which is a wholly-owned subsidiary of the Investment Manager.  The registered office of the Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Sub-Adviser, Aberdeen Asset Managers Limited, is a United Kingdom limited company which is a wholly owned subsidiary of Aberdeen PLC.  The registered office of the Sub-Adviser is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH.

Aberdeen PLC is the parent company of an asset management group managing approximately $286.5 billion in assets as of June 30, 2012 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The registered office of Aberdeen PLC is located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

Terms of the Management Agreement

The Management Agreement provides that the Investment Manager will manage, in accordance with the Fund’s stated investment objective, policies and limitations and subject to the supervision of the Fund’s Board of Directors, the Fund’s investments. The Investment Manager will make investment decisions on behalf of the Fund including the selection of and placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Manager shall give the Fund the benefit of the Investment Manager’s best judgment and efforts in rendering services under the Management Agreement. The Management Agreement further provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Investment Manager of, its duties and obligations under the Management Agreement.

Management Fee.  The Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1,750 million and 0.45% of Managed Assets in excess of $1,750 million, computed based upon Managed Assets determined weekly and payable at the end of each calendar month. Managed Assets are defined in the Investment Management Agreement as the total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means..

For the fiscal years ended October 31, 2011, 2010 and 2009, the Investment Manager earned management fees of $13,095,937, $12,266,493 and $10,589,326, respectively, for management services.  The Investment Manager has informed the Fund that, during the same periods, the investment manager paid advisory fees of $2,637,842, $2,305,079 and $2,198,776, respectively, to the Investment Adviser, and $100,000, $100,000 and $100,000, respectively, to the Sub-Adviser.

Payment of Expenses.  The Management Agreement obligates the Investment Manager to bear all expenses of its employees and overhead incurred in connection with its duties under the Management Agreement and to pay all salaries and fees of the Fund’s Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager. The Fund will bear all of its own expenses, including: expenses of organizing the Fund; fees of the Fund’s Directors who are not interested persons (as defined in the 1940 Act) of any other party; out-of- pocket expenses for all officers and Directors of the Fund, including expenses incurred by the Investment Manager’s employees, who serve as Directors and officers of the Fund, which may be reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses; and other expenses incurred by the Fund in connection with meetings of Directors and shareholders; interest expense; taxes and governmental fees including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of shareholders’ meetings and of the preparation and distribution of proxies and reports to shareholders.

Duration and Termination.  The Management Agreement became effective April 3, 2009 and was most recently approved by the Board of Directors in September 2011 for a one-year term.  The Management Agreement provides that it will continue in effect thereafter, if not sooner terminated, provided that each such continuance is specifically approved annually by the vote of a majority of the Fund’s Board of Directors who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s entire Board of Directors. Notwithstanding the foregoing, the Management Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days’ written notice to the Investment Manager or by the Investment Manager upon at least ninety (90) days’ written notice to the Fund. The Management Agreement shall automatically terminate as to any party in the event of its assignment (as defined in the 1940 Act).

Terms of the Advisory Agreement

The Advisory Agreement provides that the Investment Adviser will make recommendations to the Investment Manager as to the specific portfolio securities to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith. The Investment Adviser shall give the Investment Manager (and the Fund) the benefit of the Investment Adviser’s best judgment and efforts in rendering services under the Advisory Agreement. The Advisory Agreement further provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Investment Adviser of, its duties and obligations under the Advisory Agreement.

Advisory Fee.  The Advisory Agreement provides that the Investment Manager will pay the Investment Adviser a fee computed at the annual rate of 0.25% of the Fund’s average weekly Managed Assets up to $1,200 million and 0.20% of such assets in excess of $1,200 million, computed based upon the value of the Managed Assets determined weekly and payable at the end of each calendar month.

For the fiscal years ended October 31, 2011, 2010 and 2009, the Investment Adviser earned advisory fees of $2,637,842, $2,305,079 and $2,198,776, respectively, for advisory services.

Payment of Expenses.  The Advisory Agreement obligates the Investment Adviser to bear all expenses of its respective employees, except certain expenses incurred by the Investment Adviser’s employees who serve as officers and directors of the Fund which are reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses. The Investment Adviser shall bear all overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund’s directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Adviser but who are not interested persons of the Investment Manager.

Duration and Termination.  The Advisory Agreement became effective April 3, 2009 and was most recently approved by the Board of Directors in September 2011 for a one-year term.  The Advisory Agreement provides that it will continue in effect thereafter, if not sooner terminated, provided that each such continuance is specifically approved annually by the vote of a majority of the Fund’s Board of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s entire Board of Directors. Notwithstanding the foregoing, the Advisory Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days’ written notice to the Investment Manager and the Investment Adviser, or by either the Investment Manager or the Investment Adviser upon at least ninety (90) days’ written notice to the Fund.  The Advisory Agreement shall automatically terminate as to any party in the event of its assignment (as defined in the 1940 Act).

Terms of the Sub-Advisory Agreement

The Sub-Advisory Agreement provides that the Sub-Adviser will furnish advice and make recommendations to the Investment Manager regarding the purchase and sale of securities and providing the statistical, research and other factual data for its use.  The Sub-Adviser will also identify foreign regulatory and other foreign governmental requirements applicable to the Fund, monitor the execution of transactions and the settlement and clearance of certain securities transactions and arranging for the transmission to the custodian of confirmations, trade tickets and other documents and information for such securities. The Sub-Advisory Agreement further provides that the Sub-Adviser will give the Investment Manager and the Fund the benefit of the Sub-Adviser’s best judgment in rendering services under the Sub-Advisory Agreement.

The Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, as appropriate, in the performance of, or from reckless disregard by it of it’s obligations and duties under, the Sub-Advisory Agreement.

Sub-Advisory Fee.  The Sub-Advisory Agreement provides that the Investment Manager will pay the Sub-Adviser an annual total fee of $100,000, payable in monthly increments.

For the fiscal years ended October 31, 2011, 2010 and 2009, the Sub-Adviser earned sub-advisory fees of $100,000, $100,000 and $100,000, respectively, for sub-advisory services.

Payment of Expenses.  The Sub-Advisory Agreement obligates the Sub-Adviser to pay all expenses and overhead incurred by it in connection with its activities under the Sub-Advisory Agreement.  The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under the Sub-Advisory Agreement. The Sub-Adviser shall not be responsible for the Fund’s or the Investment Manager’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Sub-Adviser assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Sub-Adviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Sub-Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, Registration Statements, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s  portfolio securities; fees and expenses of non-interested Directors; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses of the Fund.

Duration and Termination.  The Sub-Advisory Agreement became effective as of March 1, 2012. The Sub-Advisory Agreement provides that, unless sooner terminated, the Sub-Advisory Agreement shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the Fund’s Board of Directors or a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided further that in either event its continuance also is approved by a majority of the Fund’s Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement shall automatically terminate as to any party in the event of its assignment (as defined in the 1940 Act).

Experience and Location of the Investment Manager, Investment Adviser, Sub-Adviser, and the Aberdeen Group

The Investment Manager and the Investment Adviser of the Fund also serve as investment manager and investment adviser, respectively, to Aberdeen Global Income Fund, Inc., a non-diversified, closed-end management investment company investing in global fixed income securities, the shares of which are listed on the Amex; Aberdeen Australia Equity Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Australia, the shares of which are listed on the Amex; and Aberdeen Asia-Pacific Income Investment Company Limited, a closed-end management investment company investing primarily in Australian and Asian debt securities, the shares of which are listed on the Toronto Stock Exchange.

The Investment Manager also serves as investment adviser to Aberdeen Indonesia Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Indonesia, the shares of which are listed on the Amex; The Singapore Fund, Inc., a non-diversified, closed-end management investment company investing in Singapore equity securities, the shares of which are listed on the New York Stock Exchange (the “NYSE”); The Asia Tigers Fund, Inc., a non-diversified, closed-end management investment company investing in Asian equity securities, the shares of which are listed on the NYSE; The India Fund, Inc., a non-diversified, closed-end management investment company investing in Indian equity securities, the shares of which are listed on the NYSE; and as sub-adviser to certain series of Aberdeen Funds, a Delaware statutory trust.

The Sub-Adviser also serves as investment adviser to Aberdeen Chile Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Chile, the shares of which are listed on the Amex; Aberdeen Israel Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Israel, the shares of which are listed on the Amex; Aberdeen Latin America Equity Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Latin America, the shares of which are listed on the Amex; and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., a non-diversified, closed-end management investment company investing in equity securities of telecommunications companies in emerging markets, the shares of which are listed on the Amex. The Sub-Adviser is also sub-adviser to Aberdeen Global Income Fund, Inc., a registered closed-end fund, and certain series of Aberdeen Funds.

The Investment Manager, Investment Adviser and Sub-Adviser are registered with the SEC under the Investment Advisers Act of 1940, as amended, and the Investment Adviser and Sub-Adviser are regulated in the United Kingdom by the Financial Services Authority.

Each of the Investment Manager, the Investment Adviser and the Sub-Adviser has all, or a substantial part, of its assets located outside of the United States.  As a result, it may be difficult for U.S. investors to enforce judgments of the courts of the United States against the Advisers predicated solely on the civil liability provisions of the U.S. federal or state securities laws. The Fund has been advised that there is doubt as to the enforceability in certain foreign courts, in original actions or in actions for enforcement of judgments of U.S. courts against the Advisers, predicated solely upon the civil liability provisions of the federal securities laws of the United States.  The Fund has also been advised that there is uncertainty as to whether certain foreign courts would recognize and enforce judgments of the United States courts obtained against the Advisers predicated upon the civil liability provisions of the federal securities laws of the United States or the securities laws of any state in the United States or entertain original actions brought in foreign courts against the Advisers predicated upon the federal securities laws of the United States or the securities laws of any state in the United States, unless the facts surrounding such a violation would constitute or give rise to a cause of action under certain foreign laws.

Relationship of Certain Directors, Officers and Service Providers to Investment Manager, Investment Adviser and Sub-Adviser

Mr. Martin Gilbert, a Director and Vice President of the Fund, also serves as a Director of the Investment Manager and the Investment Adviser, and is the Chief Executive and an Executive Director of Aberdeen Asset Management PLC.

Mr. Anthony Michael, a Vice President of the Fund, also serves as a Director of the Investment Manager. Mr. Victor Rodriguez, a Vice President of the Fund, also serves as Director and Head of Fixed Income Australia for the Investment Adviser. Mr. Christian Pittard, the President of the Fund, also serves as a Director of the Sub-Adviser. Mr. Paul Griffiths, a Vice President of the Fund, also serves as a Director of the Sub-Adviser.

Aberdeen Asset Management Inc. (“AAMI” or “Administrator”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, serves as the Fund’s administrator, see “Other Agreements — Administration Agreement with Aberdeen Asset Management Inc.” below.  AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 32nd Floor, Philadelphia PA 19103.  AAMI also provides investor relations services to the Fund under an investor relations services agreement.  Mr. Jeffrey Cotton, Mr. Martin Gilbert, Mr. Alan Goodson, Ms. Andrea Melia, and Ms. Jennifer Nichols, who serve as officers of the Fund, are also directors and/or officers of AAMI.  See “Management of the Fund-Officers who are not Directors” for further information.

Other Agreements

Administration Agreement

Aberdeen Asset Management Inc. is the administrator for the Fund and certain other affiliated U.S. registered funds.  The Administrator receives a fee at an annual rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion.  Subject to the control, supervision and direction of the Board of Directors, the Administrator is responsible for, among other things, providing operational management; coordination of communication between, and oversight of, the Fund’s service providers; negotiation of the Fund’s service provider contracts; preparation of financial information and reports; arranging for payment of Fund expenses; monitoring compliance with the Fund’s investment objectives, policies and restrictions, and with applicable tax law and regulations; maintenance of the Fund’s books and records; and other administrative services. For the fiscal years ended October 31, 2011, 2010 and 2009, the Fund’s administration fees to the Administrator were $2,653,489, $2,657,305 and $2,851,711, respectively.

CODE OF ETHICS

The Fund and the Advisers have each adopted a code of ethics (each, a “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act.  Subject to certain conditions and restrictions, each Code of Ethics permits personnel who are subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

Each Code of Ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of each Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The portfolio managers who are primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below.  The following table identifies, as of October 31, 2011: (i) the portfolio(s) managed by the specified portfolio manager; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (i.e., performance-based fees), information on those accounts is provided separately.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Anthony Michael	4	$3,455.13	43	$4,827.48	97	$20,697.26
Scott Bennett	4	$3,455.13	43	$4,827.48	97	$20,697.26
Kenneth Akintewe	2	$553.80	18	$3,055.03	52	$13,752.04
Victor Rodriguez	4	$3,455.13	43	$4,827.48	97	$20,697.26
Nick Bishop	4	$3,455.13	43	$4,827.48	97	$20,697.26

Total assets are as of October 31, 2011 and have been translated to U.S. dollars at a rate of £1.00 = $1.6141

Securities Ownership by Portfolio Managers

The table below shows the dollar range of shares of the Fund’s common stock beneficially owned, as of October 31, 2011, by each portfolio manager of the Fund.

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2011
Anthony Michael	$0
Scott Bennett	$0
Kenneth Akintewe	$0
Victor Rodriguez	$0
Nick Bishop	$0

Due to the fact that the Fund’s portfolio managers are located outside of the United States, they would tend to purchase funds domiciled in the respective countries in which they reside.

Conflicts of Interest

Conflicts of interest potentially may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts managed by the portfolio manager, on the other.  Such conflicts may arise where some client accounts are managed based on higher fees than the fees paid by other client accounts, because the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.  Such conflicts could arise with respect to the allocation of investment opportunities among different client accounts, or the allocation of time by the portfolio manager and the Advisers among those accounts.

The management of multiple client accounts may result in the individual portfolio managers (and consequently, the Advisers) devoting unequal time and attention to the management of a particular client account.  The portfolio managers and the Advisers seek to manage competing interests by focusing on a particular investment discipline or complementary investment disciplines and aggregating transactions in a fair and equitable manner.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Advisers.  If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisers.  In making these allocations, the factors to be considered include, but are not limited to, the respective investment objectives of the Fund and other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and other clients, the size of investment commitments the Fund and other clients generally hold, and opinions of the persons responsible for recommending investments to the Fund and other clients.

Portfolio Manager Compensation

The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager, the Investment Adviser and the affiliated Sub-Adviser’s (collectively, the “Aberdeen Group”) as of October 31, 2011.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of the portfolio management teams bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over a broad time frame.  The pre- or after-tax performance of an individual account is not specifically considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.

Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Aberdeen Group’s equities portfolio managers generally make and implement investment decisions using the team approach.  Regional dealers execute the trades for all of the equities portfolio managers using a centralized trading structure.  The Aberdeen Group manages client portfolios in accordance with any investment objectives, policies or restrictions documented by the client and acknowledged by the Aberdeen Group.  In the case of an investment company client, such as the Fund, its investment objectives, policies and restrictions are set forth in its Prospectus, and may subsequently have been amended by shareholders or the Board of Directors as reflected in minutes of meetings of shareholders and the Board of Directors.

In selecting brokers and dealers and in effecting portfolio transactions, the Advisers, together with certain affiliated entities providing advisory services to U.S. clients (each an “Aberdeen Group Adviser” and, collectively, the “Aberdeen Group Advisers”) seek to obtain the best combination of price and execution with respect to clients’ portfolio transactions.  It is the policy of the Aberdeen Group Advisers to ensure that their respective client accounts, including the Fund: (1) participate in trades in a fair way; (2) participate in trades in which the intended basis of allocation is recorded before any order is (a) passed by a fund manager to a broker, or (b) instructed to a broker/counterparty; and (3) have trades allocated fairly, if only a percentage of the originally intended allocation can be filled.  The Aberdeen Group Advisers are not required to aggregate transactions for client accounts.  However, when a decision is made to aggregate transactions on behalf of more than one client account, those transactions will be allocated to all participating client accounts in a fair and equitable manner.  The methods of allocation used by the Aberdeen Group Advisers may include pro rata, rotation or random allocation depending on various considerations.  Regular monitoring will be employed to ensure that the Aberdeen Group Advisers’ Best Execution, Soft Dollar, Order Aggregation and Trade Allocation Policies and Procedures (“Procedures”) are followed and satisfy the Aberdeen Group Advisers’ fiduciary duty to seek best execution.

There are no specific statutory provisions or rules under the federal securities laws applicable to best execution or trade allocation.  However, based on guidance provided by the staff of the SEC, the Aberdeen Group Advisers may individually or jointly aggregate orders for the purchase and sale of securities on behalf of most investment advisory clients, including individual client accounts, investment companies and other collective investment vehicles in which the Aberdeen Group Advisers or their associated persons might have an interest, provided that based on the time each order was received, the Aberdeen Group Advisers:

•                  Do not intentionally favor any client account over any other client account;

•                  Ensure that each client account eligible to participate in an aggregated order participates at the average execution price for the appropriate time frame;

•                  Aggregate trades only if consistent with the duty to seek best execution and with the terms of the relevant investment management and investment advisory agreements and applicable law;

•                  Specify the participating client accounts and the relevant allocation method with regard to each aggregated order;

•                  Fully disclose their aggregation policies to all clients;

•                  Provide individual investment advice to each client account;

•                  Do not receive any additional compensation or remuneration of any kind solely as a result of the aggregation or the allocation;

•                  Separately reflect in their books and records, for each client account whose orders are aggregated, the securities held by, and bought and sold for, each client account;

•                  Deposit all funds and securities for aggregated client accounts with one or more banks, trust companies or broker-dealers and ensure that neither the clients’ cash nor their securities will be held any longer than necessary to settle the purchase or sale in question; and

•                  Provide notice of the Procedures to the boards of directors of the funds whose trades may be aggregated with those of other clients accounts.

For the fiscal years ended October 31, 2011, 2010 and 2009, the Fund paid aggregate brokerage commissions of $0, $0, and $15,295, respectively.  No brokerage commission was paid by the Fund, during the fiscal years ended October 31, 2011, 2010 and 2009, to any broker that: (1) was then an affiliated person of the Fund; (2) was then an affiliated person of an affiliated person of the Fund; or (3) had an affiliated person that is an affiliated person of the Fund, the Investment Manager, the Investment Adviser or the Sub-Adviser.

Each Aberdeen Group Adviser has a fiduciary duty to place the interests of its clients above its own interests.  Among other things, this duty requires each Aberdeen Group Adviser to seek best execution in effecting portfolio transactions for client accounts.  Steps associated with seeking best execution are to: (1) determine each client’s trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

The SEC generally describes “best execution” as executing securities transactions so that a client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  However, the SEC has stated that, in selecting a broker or dealer, the determining factor is not the lowest possible commission cost but rather whether the transaction represents the best qualitative execution.

In evaluating whether best execution is being obtained, the Aberdeen Group Advisers must exercise reasonable, good faith judgment to select broker-dealers that consistently provide best execution with respect to the securities they handle.  It is well-recognized that broker-dealers may have different execution capabilities with respect to different types of securities.  With respect to foreign currency exchange transactions, the Aberdeen Group Advisers may be limited in their ability to seek and monitor best execution based on the data available for an analysis.  When seeking best execution and when making after-the-fact determinations as to whether best execution has been obtained, the Aberdeen Group Advisers do not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but will consider and evaluate the factors discussed below and document such factors as necessary:

1.             Price and Commission Rates.  The Aberdeen Group Advisers will evaluate the price at which a transaction is executed, commission rates, and total costs (price plus commission).  The Advisers do not engage in principal transactions.  Price and commission rates are compared among a number of broker-dealers, if available (how many will depend on the nature of the security and the markets in which it trades).  Persons acting on behalf of the Fund may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of best execution, provided the Advisers believe this to be in the best interest of the Fund.

2.             Execution Capability.  Execution capability generally involves the relative ability of a broker-dealer to execute an order at the best available price, as well as the speed, quality, overall cost, and certainty of execution.  Factors the Aberdeen Group Advisers may consider in assessing a broker-dealer’s execution capability include, but are not limited to, the following:

•                  speed of execution;

•                  ratio of complete versus incomplete trades;

•                  the ability of the broker-dealer to minimize costs associated with implementing investment decisions;

•                  the character of and market for the particular security;

•                  the size and type of transaction;

•                  the number of primary markets that are checked;

•                  the broker-dealer’s reliability in executing trades and keeping records, including accounting for trade errors and correcting them in a satisfactory manner;

•                  the broker-dealer’s access to primary markets and quotation sources;

•                  the broker-dealer’s familiarity with and knowledge of the primary markets;

•                  the broker-dealer’s access to underwriting offerings and secondary markets;

•                  the broker-dealer’s clearance and trade settlement record (i.e., record of effecting securities transactions timely);

•                  the broker-dealer’s ability to engage in cross-border or different time zone trading, when required;

•                  the broker-dealer’s ability to handle high-volume transactions without undue market impact; and

•                  the broker-dealer’s ability to handle large trades in securities with limited liquidity.

3.             Responsiveness and Financial Responsibility.  The Aberdeen Group Advisers also shall consider the broker-dealer’s responsiveness, financial responsibility, creditworthiness and any other factors that may affect confidence in the broker-dealer’s stability.  In this regard, the Aberdeen Group Advisers shall not engage in securities transactions with any broker-dealer that is unwilling to provide complete and timely disclosure of its financial condition upon reasonable request.  In addition, the Aberdeen Group Advisers may consider some or all of the following factors with respect to broker-dealers with which they do business:

•                  the adequacy of the capital of the broker-dealers in relationship to other broker-dealers;

•                  the broker-dealer’s willingness and ability to maintain quality services during volatile market periods or unusual market conditions;

•                  the broker-dealer’s willingness to accommodate the Aberdeen Group Advisers’ special needs;

•                  accuracy in preparation of confirmations; and

•                  the broker-dealer’s willingness and ability to commit capital by taking positions in order to complete trades.

4.             Other Factors.  Other factors that the Aberdeen Group Advisers may consider in selecting broker-dealers include:

•                  the broker-dealer’s integrity (e.g., the ability to maintain confidentiality and/or anonymity of the client and/or investment adviser);

•                  the quality of the communication links between the broker-dealer and the Aberdeen Group Advisers;

•                  the adequacy of the information provided to the Aberdeen Group Advisers by the broker-dealer;

•                  the broker-dealer’s ability to provide ad hoc information or services, such as suggestions that improve the quality of trade executions, proprietary or third-party research (involving, for example, market information and identification of potential investment opportunities), visits with research analysts, access to broker-dealer staff, and access to issuers and their “road-shows;” and

•                  the broker-dealer’s use of electronic communication networks.

The Aberdeen Group Advisers may also consider any other factors they deem relevant to best execution, so long as such consideration is documented in a manner consistent with the Procedures.  With respect to the Fund, these factors might include the broker-dealer’s ability to:

•                  execute unique trading strategies;

•                  execute and settle difficult trades;

•                  handle client-directed brokerage arrangements;

•                  implement step-outs;

•                  participate in underwriting syndicates; and

•                  obtain initial public offering shares.

5.             Value of Execution and Research Services Provided.  The Aberdeen Group Advisers may also consider the value of a broker-dealer’s execution and research services, including, but not limited to, corporate access and third party research provided to the Aberdeen Group Advisers by the broker-dealer (i.e., “soft dollar” services), provided they fall within the safe harbor of Section 28(e) of the 1934 Act.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s proxy voting policies and procedures are attached to this SAI as Appendix A.  The Board has delegated to the Advisers responsibility for decisions regarding proxy voting for securities held by the Fund.  The Advisers will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed by the Board, a summary of which are attached to this SAI as Appendix B.  Any material changes to the proxy voting policies and procedures of the Fund, or the Advisers, will be submitted to the Board for approval or review, as the case may be.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available after August 1 of the relevant year (1) without charge, upon request by calling 1-800-522-5465 and (2) on the SEC’s website (http://www.sec.gov).

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders.  It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors.  Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.  The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund.  It is not intended to be a complete discussion of all such consequences, nor does it purport to deal with all categories of investors.  Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.  This summary is based on the law in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The Fund has qualified and expects to continue to qualify and elect to be treated as regulated investment company for each taxable year under the Code.  To qualify, the Fund must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets.  If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income.

As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and net realized capital gains, if any, that it distributes to its stockholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of the sum of its net investment income and net realized short-term capital gains, after taking into account certain required adjustments) for the taxable year is distributed, but will be subject to tax at regular corporate rates on any income or gains that it does not distribute.  Furthermore, the Fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to satisfy this distribution requirement.  Dividends declared by the Fund in October, November or December of any calendar year and payable to stockholders of record on a specified date in such month shall be deemed to have been received by each stockholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31 provided that such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its stockholders all of its net investment income and net realized short-term capital gains.  The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers from prior years).  The Fund currently expects to distribute any such excess annually to its stockholders.  If the Fund retains for investment an amount equal to its net realized long-term capital gains in excess of net realized short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained.  In that event, the Fund expects to designate such retained amounts as undistributed capital gains in a notice to its stockholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities and to claim refunds to the extent their credits exceed their liabilities and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (both long- and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amount that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.  Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund’s ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

The Fund maintains and will continue to maintain accounts and calculate income in U.S. dollars.  In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and gains and losses from the disposition of foreign currencies and certain hedging instruments, will be treated as ordinary income or loss.  If the Fund acquires a debt security denominated in pesos, such security may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated devaluations of the peso.  In the case of such debt securities, the Fund would be required to include the stated interest in income as it accrues, but would generally realize a currency loss with respect to principal only when the security is disposed of or the principal amount is received.  Under current law, the Fund may be required to calculate certain gains and losses from its foreign currency market hedging activities separately from the related investment activity.  However, under certain circumstances, the Fund may be permitted to integrate its foreign currency market hedging transactions.  The Fund anticipates that its hedging activities will not adversely affect its regulated investment company status.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to straddle and other special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to stockholders.  These provisions may also (a) require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b)  cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.  In addition, certain Fund investments may produce income that will not be qualifying income for purposes of the 90% annual gross income requirement described above.  The Fund monitors its transactions, makes the appropriate tax elections and makes the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Taxation of Certain Derivatives

The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.  The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules.  All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year.  Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments.  The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).  The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income.  With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Market Discount

Any market discount recognized on a bond is taxable as ordinary income.  A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount.  Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Non-U.S. Investments

Income (including, in some cases, capital gains) received by certain of the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.  If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders.  The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years.  If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes.  Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit.  No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions.  Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed.

Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.  In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated.  Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Original Issue Discount

Original issue discount (“OID”) on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond.  Special U.S. federal income tax rules apply to inflation-indexed bonds.  Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income.  The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount.  The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules.  The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures.  As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year.  The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.

Passive Foreign Investment Companies

If the Fund purchases shares in certain foreign passive investment entities described in the Code as passive foreign investment companies (“PFICs”), the Fund will be subject to U.S. federal income tax on a portion of any “excess distribution” (the Fund’s ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund’s holding period, if shorter, and any gain from the disposition of such shares) even if such income is distributed as a taxable dividend by the Fund to its stockholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such “excess distributions.”  The Fund would not be able to pass through to its stockholders any credit or deduction for such a tax.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC’s ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year.  In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains.  The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS.  By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Dividends and Distributions

Distributions to stockholders of investment company taxable income will, except in the case of distributions attributable to “qualified dividend income” described below, be taxable as ordinary income to the extent of the Fund’s earnings and profits, whether such distributions are paid in cash or reinvested in additional shares.  Distributions of net long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the stockholder has held the Fund’s shares.  Dividends and distributions paid by the Fund will not qualify for the deduction for dividends received by corporations.  For taxable years beginning on or before December 31, 2012, distributions of investment company taxable income reported by the Fund as derived from qualified dividend income will be taxable to individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the individual and the Fund.  Qualified dividend income generally includes dividends from domestic corporations and dividends from “qualified foreign corporations.”  The determination of whether a particular foreign corporation is a qualified foreign corporation for U.S. federal income tax purposes depends on various factors.  Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of the dividends, if any, that it will receive from foreign corporations will be treated as qualified dividend income.  Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a stockholder’s basis in his shares and, after the stockholder’s basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

With respect to income dividends or capital gains distributions payable either in the Fund’s Common Stock or in cash, stockholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the stockholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.  With respect to income dividends or capital gains distributions payable only in cash, stockholders receiving a distribution in the form of shares purchased in the open market will be treated for U.S. federal income tax purposes as receiving a distribution on the cash distribution that such stockholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

Beginning in 2013, a 3.8% Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If a stockholder is neither a lawful permanent resident nor a citizen of the United States or if he is a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and on redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into an agreement with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders.  Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  A stockholder may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, a stockholder’s dividends and redemption proceeds will be subject to a withholding tax if he has not provided a taxpayer identification number or social security number or the number that he has provided is incorrect.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution which nevertheless will be taxable to them.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and stockholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Sales of Shares

Upon the sale or exchange of shares held as a capital asset, a stockholder will realize a taxable capital gain or loss depending upon the amount realized and his basis in his shares.  Such gain or loss will be treated as long-term or short-term capital gain or loss depending upon the stockholder’s holding period for the shares.  Any loss realized on a sale or through the reinvestment of dividends and capital gains distributions in the Fund under the Fund’s Dividend Reinvestment Plan, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares, will be disallowed.  In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.  Any loss realized by a stockholder on the sale of a Fund share held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such share.

Foreign Taxes

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States.  So long as the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect for United States federal income tax purposes to treat any foreign income taxes paid by it, as paid by its stockholders.   The Fund expects to qualify for and make this election.  If the Fund makes the election, the amount of foreign income taxes paid by the Fund would be included in the income of its stockholders and each stockholder would be entitled (subject to certain limitations) to credit the amount included in his income against such stockholder’s United States tax due, if any, or to deduct such amount from such shareholder’s United States taxable income, if any.  Shortly after any year for which it makes such an election, the Fund will report to its stockholders the amount per share of such foreign tax that must be included in each stockholder’s gross income and the amount which will be available for deduction or credit.  In general, a stockholder may elect each year whether to claim deductions or credits for foreign taxes.  However, no deductions for foreign taxes may be claimed by a noncorporate stockholder who does not itemize deductions.  If a stockholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the United States tax against which such credit is taken which the stockholder’s taxable income from foreign sources bears to his entire taxable income.  This limitation may be applied separately to certain categories of income and the related foreign taxes.  However, this limitation will not apply to an individual if, for the taxable year, the entire amount of such individual’s gross income from sources outside of the United States consists of qualified passive income, the amount of creditable foreign taxes accrued or paid by the individual does not exceed $300 ($600 in the case of a joint return) and the individual elects to be exempt from the limitation.  As a general rule, if the Fund has made the appropriate election, a stockholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries.  Capital gains realized by the Fund on the sale of foreign securities and other foreign currency gains of the Fund will be considered to be United States-source income and, therefore, the portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by other shareholders without other foreign source income.

Backup Withholding

The Fund may be required to withhold, for United States federal income taxes, a portion of the dividends and distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Corporate stockholders and certain other stockholders are or may be exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a stockholder’s United States federal income tax liabilities.  Additional tax withholding requirements may apply with respect to foreign investors.

If a shareholder recognizes a loss with respect to the Fund’s shares of US$2 million or more for an individual shareholder or US$10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Stockholders

Taxation of a stockholder who, as to the United States, is a foreign investor (such as a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership) depends, in part, on whether the stockholder’s income from the Fund is “effectively connected” with a United States trade or business carried on by the stockholder.

If the foreign investor is not a resident alien and the income from the Fund is not effectively connected with a United States trade or business carried on by the foreign investor, dividends of net investment income and distributions of net realized short-term capital gains (including distributions of Common Stock of the Fund to foreign stockholders participating in the Plan) will be subject to a 30% (or lower treaty rate) United States withholding tax.  Furthermore, foreign investors may be subject to an increased United States tax on their income resulting from the Fund’s election (described above) to “pass-through” amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to other foreign taxes treated as having been paid by them.  Distributions of net realized long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to United States tax unless the foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year unless (a) such gain is attributable to an office or fixed place of business in the United States or (b) such nonresident alien individual has a tax home in the United States and certain other conditions are met.  However, a determination by the Fund not to distribute long-term capital gains may reduce a foreign investor’s overall return from an investment in the Fund, since the Fund will incur a United States federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes.

In general, if a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a United States trade or business carried on by the foreign investor, then dividends of net investment income of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations.  If the income from the Fund is effectively connected with a United States trade or business carried on by a foreign investor that is a corporation, then such foreign investor may also be subject to the 30% (or lower treaty rate) branch profits tax.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section.  Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty.  Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Notices

Stockholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders.  Furthermore, stockholders will also receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder’s particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS STOCKHOLDERS.  STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian. State Street is located One Heritage Drive, North Quincy, MA 02171.  The Board has authorized the delegation of various foreign custody responsibilities to State Street., as the “Foreign Custody Manager” for the Fund to the extent permitted under the 1940 Act and the rules thereunder.  State Street has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board.  State Street, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

Pursuant to a Registrar, Transfer Agent and Service Agreement dated July 23, 2010, as amended from time to time, Computershare Trust Company, N.A., acts as the Fund’s transfer agent and dividend disbursing agent.

EXPERTS

The audited financial statements, incorporated by reference, have been so included in reliance on the report of KPMG LLP (“KPMG”), the Fund’s independent registered public accounting firm, for the fiscal years ended October 31, 2011, 2010 and 2009, and by another independent registered public accounting firm for the fiscal years prior to the fiscal year ended October 31, 2009, given on the authority of each said firm as experts in accounting and auditing.  The principal place of business of KPMG is located at 1601 Market Street, Philadelphia, PA 19103-2499.  KPMG provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Fund by Venable LLP.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, is counsel to the Fund and has represented the Fund in connection with this registration statement.

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended October 31, 2011, and the unaudited financial statements included in the semi-annual report to the Fund’s shareholders for the period ended April 30, 2012, together with the report of KPMG for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report and semi-annual report to shareholders.  All other portions of the annual report and semi-annual report to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

Appendix A

PROXY VOTING POLICY

I.              Generally

Rules adopted by the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) require the Fund to disclose publicly its proxy voting policies and procedures, as well as its actual proxy votes.  The SEC rules also permit the Fund to delegate its proxy voting responsibilities to the Fund’s adviser or sub-adviser.  In connection with this ability to delegate proxy voting responsibilities, the SEC has adopted rules under the Investment Advisers Act of 1940, as amended, that require an adviser to adopt and implement written proxy voting policies and procedures that are reasonably designed to ensure that it votes proxies on behalf of its clients, when given such authority, in the best interests of those clients.

Consistent with the SEC’s requirements, the Fund has delegated responsibility for voting its proxy to the Fund’s Investment Adviser.  The Investment Adviser has adopted proxy voting policies and procedures to ensure the proper and timely, voting of the proxies on behalf of the Fund.  Moreover, the Investment Adviser will assist the Fund in the preparation of the Fund’s complete proxy voting record on Form N-PX for the twelve-month period ended June 30, by no later than August 31 of each year.

II.            Procedures

The Fund shall ensure that its investment adviser is compliant with applicable rules and regulations. These rules and regulations require, in part, that the Fund disclose how it votes each proxy. The rules and regulations also require that the Investment Adviser disclose that it has (1) adopted and implemented proxy voting policies; and (2) adopted procedures regarding how each portfolio security is voted. The Investment Adviser must disclose that the procedures:

1.                                       are written;

2.                                       are reasonably designed to ensure that the adviser votes proxies in the best interest of the adviser’s clients;

3.                                       describe the adviser’s proxy voting procedures to the adviser’s clients and provides copies of the adviser’s proxy voting procedures on request;

4.                                       set forth the process by which the adviser evaluates the issues presented by a proxy and records the adviser’s decision about how the proxy will be voted;

5.                                       establish procedures for the identification and handling of proxies that involve material conflicts of interest with the adviser’s clients; and

6.                                       disclose to the adviser’s clients how the clients may obtain information on how the adviser voted the clients’ proxies.

The Fund also shall disclose to shareholders the policies and procedures that are used to determine how to vote proxies.  The Fund include in the statement of additional information appropriate summary disclosure regarding the proxy voting policies and procedures of the Fund’s adviser or sub-adviser, and any third party retained by the investment adviser or sub-adviser to determine how to vote proxies.  In addition, as required by the financial statements’ requirements of Form N-1A, the Fund’s financial statements must include a statement that a description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available, without charge: (i) upon request, by calling a specified toll-free (or collect) telephone number; or (ii) on the Fund’s website; and (iii) on the SEC website at www.sec.gov.

The Fund also shall file with the SEC, on an annual basis, the complete proxy voting record of the Fund on Form N-PX for the twelve-month period ending June 30th, by no later than August 31st of each year, which Report on Form N-PX shall be executed by the principal executive officer of the Fund.  The Fund’s proxy voting record on the Form N-PX Report shall be made available by the Fund, without charge, upon request, by calling specified toll-free (or collect) telephone number (but is not available on the Fund’s website).  If the Fund receives a telephonic request for the a proxy voting record, the Fund shall send the requested information disclosed in the Fund’s most-recently filed Report on Form N-PX within three (3) business days of the receipt of the request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

SA-1

Sub-advisers to the Fund must have procedures and internal controls to ensure compliance with proxy voting regulations.  Specifically, the sub-advisers must have procedures for the reporting of proxy voting, and communicating changes in proxy voting policies to the Fund.  Prior to Board approval of new advisers, the Chief Compliance Officer (“CCO”) reviews the proxy voting policies and procedures of the sub-adviser.  The CCO ensures that any inadequate procedures or controls of a sub-adviser are reported to the Board and must be corrected in a timely manner.

SA-2

Appendix B

Aberdeen U.S. Registered Advisers
Summary of Proxy Voting Guidelines

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the economic best interests of clients, that is, the common interest that all clients share in seeing the value of a common investment increase over time. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

The Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders.  Thus, the Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. In voting proxies, the Adviser may conduct research internally and/or use the resources of an independent research consultant.  The Aberdeen Adviser may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

The proxy voting policy is a guideline.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  The Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.  The Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company.  Such action may be based on fundamental, social, environmental or human rights grounds.

Material conflicts are resolved in the best interest of clients.  A material conflict of interest includes those circumstances when the Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Adviser and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when the Adviser has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of the Adviser.

When a material conflict of interest between the Aberdeen Adviser and its client(s) is identified, the Aberdeen Adviser may choose among the following options to eliminate such conflict:  (1) vote in accordance with the proxy voting policy if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Aberdeen Adviser’s clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

In certain circumstances, the Aberdeen Advisers may take a limited role in voting proxies. Some of these circumstances may include when the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; for cost reasons (e.g., non-U.S. securities); if the securities are on loan; or if a jurisdictions has imposed share-blocking restrictions that prevents the Aberdeen Adviser from exercising its voting authority.

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